As filed with the Securities and Exchange Commission on July 29, 2016
File No. 33-56028
File No. 811-07388

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 32	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 32	☒

Value Line Small Cap Opportunities Fund, Inc.
(Exact Name of Registrant as Specified in Charter)
7 Times Square, 21st Floor
New York, New York 10036-6524
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code: (212) 907-1900
Mitchell E. Appel
Value Line Small Cap Opportunities Fund, Inc.
7 Times Square, 21st Floor
New York, New York 10036-6524
(Name and Address of Agent for Service)
Copy to:
Peter D. Lowenstein, Esq.
515 West Lyon Farm Dr
Greenwich, CT 06831
It is proposed that this filing will become effective (check appropriate box)
☐   immediately upon filing pursuant to paragraph (b)
☒   on August 1, 2016 pursuant to paragraph (b)
☐   60 days after filing pursuant to paragraph (a)(1)
☐   75 days after filing pursuant to paragraph (a)(2)
☐   on (date) pursuant to paragraph (a)(1)
☐   on (date) pursuant to paragraph (a)(2) of Rule 485

Value Line
Asset Allocation Fund, Inc.
Investor Class	(Ticker Symbol: VLAAX)
Institutional Class	(Ticker Symbol: VLAIX)
Value Line
Small Cap Opportunities Fund, Inc.
Investor Class	(Ticker Symbol: VLEOX)
Institutional Class	(Ticker Symbol: VLEIX)

PROSPECTUS
August 1, 2016

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus, and any representation to the contrary is a criminal offense.

Summary Selections
Value Line Asset Allocation Fund Summary
Investment objective Page 3
Fees and expenses Page 3
Principal investment strategies of the Fund Page 4
Principal risks of investing in the Fund Page 5
Fund performance Page 8
Management Page 9
Purchase and sale of Fund shares Page 9
Tax information Page 10
Payments to broker-dealers and other financial intermediaries Page 10
Value Line Small Cap Opportunities Fund Summary
Investment objective Page 11
Fees and expenses Page 11
Principal investment strategies of the Fund Page 12
Principal risks of investing in the Fund Page 13
Fund performance Page 14
Management Page 15
Purchase and sale of Fund shares Page 16
Tax information Page 16
Payments to broker-dealers and other financial intermediaries Page 16
Additional Information Regarding
Principal Investment Strategies
Value Line Asset Allocation Fund
Investment objective Page 17
Principal investment strategies Page 17
Non-principal investment strategies Page 19
Value Line Small Cap Opportunities Fund
Investment objective Page 20
Principal investment strategies Page 20
Non-principal investment strategies Page 21

Additional Information Regarding Principal Risks
The principal risks of investing in the Funds Page 23
Who Manages the Funds
Investment Adviser Page 28
Management Fees Page 28
Portfolio Management Page 28
About Your Account
How to choose a share class Page 29
How to buy shares Page 32
How to sell shares Page 34
Frequent purchases and redemptions of Fund shares Page 36
Special services Page 37
Dividends, distributions and taxes Page 38
Financial Highlights
Financial Highlights Page 40

VALUE LINE ASSET ALLOCATION FUND SUMMARY
Investment objective
The investment objective of the Value Line Asset Allocation Fund, Inc. (the “Fund”) is to achieve a high total investment return (current income and capital appreciation) consistent with reasonable risk. For this purpose, risk takes into account volatility and other factors as determined by the Adviser.
Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There are no shareholder fees (fees paid directly from your investment) when you buy and sell shares of the Fund.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Investor Class	Institutional Class
Management Fees	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.25%	0.00%
Other Expenses	0.28%	2.26%
Total Annual Fund Operating Expenses	1.18%	2.91%
Less: Fee Waiver and Expense Reimbursement	0.00%(1)	(1.98)%(2)
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement	1.18%	0.93%
(1)
The expense information in the table has been restated to reflect the elimination of the waiver of a portion of the 12b-1 fees (10 basis points) payable from assets attributable to Investor Class shares, effective August 1, 2015.

(2)
EULAV Asset Management (the “Adviser”) and EULAV Securities LLC, the Fund’s principal underwriter (the “Distributor”), have agreed to waive certain class-specific fees and/or pay certain class-specific expenses incurred by the Institutional Class so that the Institutional Class bears its class-specific fees and expenses at the same percentage of its average daily net assets as the Investor Class’s class-specific fees and expenses (excluding 12b-1 fees and any extraordinary expenses incurred in different amounts by the classes) during the period March 17, 2016 through July 31, 2017 (the “Expense Limitation”). The information regarding the Institutional Class in the table has been restated to reflect the Expense Limitation. The Adviser and the Distributor may subsequently recover from assets attributable to the Institutional Class the reimbursed expenses and/or waived fees (within 3 years after the fiscal year end in which the waiver/reimbursement occurred) to the extent that the Institutional Class’s expense ratio is less than the Expense Limitation. The Expense Limitation can be terminated or modified before July 31, 2017 only with the agreement of the Fund’s board.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that the expense reimbursement is in place through July 31, 2017 only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$120	$375	$649	$1,432
Institutional Class	$95	$296	$515	$1,143
Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year the Fund’s portfolio turnover rate for the Investor Class and the Institutional Class was 19% of the average value of its portfolio.
Principal investment strategies of the Fund
To achieve the Fund’s investment objective, EULAV Asset Management (the “Adviser”) invests in a broad range of common stocks, bonds and money market instruments in accordance with an asset allocation strategy based primarily on data derived from proprietary computer models for the stock and bond markets developed by Value Line, Inc. (“Value Line”). The Adviser attempts to achieve the Fund’s investment objective by following an asset allocation strategy that enables the Adviser to periodically shift the assets of the Fund among three types of securities: (a) common stocks, (b) debt securities with maturities of more than one year that are principally rated investment grade and (c) money market instruments, which the Fund defines as debt securities with maturities of less than one year. There are no limits on the percentage of the Fund’s assets that can be invested in common stocks, debt or money market securities.
Investment in Debt Securities. The debt securities in which the Fund invests are principally, as measured by the number and total value of purchases, investment grade debt securities issued by U.S. corporations rated within one of the four highest categories of a nationally recognized statistical rating organization (“NRSRO”) (that is, rated BBB or higher by Standard & Poor’s Rating Group or an equivalent rating by another rating organization, or, if not rated, believed by the Adviser to be of equivalent credit quality). On occasion, the Fund may invest in debt securities rated below BBB (commonly referred to as “junk” bonds) which may have certain speculative characteristics and in debt securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, including mortgage backed securities issued by government sponsored enterprises. In selecting debt securities, the Adviser evaluates the credit quality of the debt security and its value relative to comparable securities as well as its historic trading level. The Fund may, but need not, sell a debt security if its rating falls below the four highest categories. The Fund may invest in debt securities with either fixed or variable reset terms.
Investment in Equity Securities. While the Fund is actively managed by the Adviser, the Adviser relies primarily on the rankings of companies by the Value Line TimelinessTM Ranking System or the Value Line PerformanceTM Ranking System (the “Ranking

Systems”) in selecting equity securities for purchase or sale. The Ranking Systems are proprietary quantitative systems that compare an estimate of the probable market performance of each stock within a universe during the next six to twelve months to that of all stocks within that universe and ranks stocks on a scale of 1 (highest) to 5 (lowest). The universe consists of approximately 1,700 stocks of large-, mid- and small-market capitalization companies for the Value Line Timeliness Ranking System and approximately 2,900 stocks of smaller and mid-sized capitalization companies for the Value Line Performance Ranking System. The Fund’s investments usually, as measured by the number and total value of purchases, are selected from common stocks issued by companies that are ranked 1, 2 or 3 by either Ranking System at the time of purchase. There are no set limitations of investments in any category or according to a company’s size. The Adviser relies primarily on the rankings of companies by the Ranking Systems in selecting stocks for the Fund, but has discretion, including whether and which ranked stocks to include within the Fund’s portfolio, whether and when to buy or sell stocks based upon changes in their rankings, and the frequency and timing of rebalancing the Fund’s portfolio. The Adviser analyzes the stocks provided by the Ranking Systems and determines those in which the Fund shall invest and in what amounts such investments shall be made taking into account the potential risk and reward of each investment.
Principal risks of investing in the Fund
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and that you may lose part or all of your investment. The risks vary depending upon the Fund’s mix of stocks, bonds and money market securities. Therefore, before you invest in the Fund you should carefully evaluate the risks.
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Market Risk. The chief risk that you assume when investing in the Fund is market risk, which is the possibility that the securities in a certain market will decline in value because of factors such as economic conditions. Market risk may affect a single issuer, an industry, a sector of the economy or the market as a whole.

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Equity Securities Risk. Equity securities represent ownership in a corporation and their prices fluctuate for a number of reasons including issuer-specific events, market perceptions and general movements in the equity markets. The resulting fluctuation in the price of equity securities may take the form of a drastic movement or a sustained trend. If an issuer is liquidated or declares bankruptcy, the claims of owners of bonds will take precedence over the claims of owners of common stocks. Historically, the prices of equity securities have fluctuated more than bond prices.

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Asset Allocation Risk. Asset allocation risk is the risk that the Fund’s selection and weighting of different asset classes within its portfolio will favor an asset class that performs poorly relative to other asset classes. Because the Fund’s weightings among different asset classes are expected to change over time, the risks of investing in the Fund may vary substantially depending upon the mix of stocks, debt securities and money market securities in its portfolio.

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Interest Rate and Reinvestment Risk. The income on and market price of debt securities fluctuate with changes in interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the market prices of debt securities usually increase, but the Fund’s income tends to decline. Such decline follows quickly for most variable rate securities and eventually for fixed rate securities as the Fund must reinvest the proceeds it receives from existing investments (upon their maturity, prepayment, buy-back, call, etc.) at a lower rate of interest or return. Generally, the market price of debt securities with longer durations or fixed rates of return will fluctuate more in response to changes in interest rates than the market price of shorter-term securities or variable rate debt securities, respectively.

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Inflation Risk. Debt securities (excluding inflation-indexed securities) are subject to long-term erosion in purchasing power, and such erosion may exceed any return received by the Fund with respect to a debt security.

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Credit Risk. Credit risk is the risk that the issuer of a debt security will be unable to make interest or principal payments on time. A debt security’s credit rating reflects the credit risk associated with the debt obligation. Generally, higher-rated debt securities involve lower credit risk than lower-rated debt securities. Credit risk is greater for corporate, mortgage-backed, asset-backed, and foreign government debt securities than for U.S. government debt securities.

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Below Investment Grade Credit Risk. Below investment grade securities (commonly called “high yield” or “junk” bonds) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness or the risky nature of an investment for which limited or no recourse to the issuer is provided. The market prices of these debt securities usually fluctuate more than that of investment grade debt securities and may decline more significantly in periods of general economic difficulty.

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Prepayment and Extension Risk. Many debt securities give the issuer the option to prepay principal prior to maturity. During periods of falling interest rates, prepayments may accelerate and the Fund may be forced to reinvest the proceeds at a lower interest rate. When interest rates rise, the term of a debt security is at greater risk of extension because rates of prepayments fall and rates of late payments and defaults rise. Extending the duration of a security “locks in” lower interest rates if the extension occurs in a rising interest rate environment.

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Government Securities. The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. government securities purchased by the Fund are not backed by the full faith and credit of the U.S., and are neither issued nor guaranteed by the U.S. Treasury. Even securities that are backed by the full faith and credit of the U.S. may be adversely affected as to market prices and yields if the long-term sovereign credit rating of the U.S. is further downgraded, as it was by Standard & Poors in 2011.

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Mortgage-Backed/Asset-Backed Securities. Investing in mortgage-backed and asset-backed securities poses additional risks, principally with respect to increased interest rate risk, prepayment risk and extension risk.

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Ratings Reliance Risk. A rating by a NRSRO represents the organization’s opinion as to the credit quality of a security but is not an absolute standard of quality or guarantee as to the creditworthiness of an issuer. Ratings by NRSROs present an inherent conflict of interest because such organizations are paid by the entities whose securities they rate.

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Ranking Systems Risk. The Adviser’s use of the results of the Ranking Systems in managing the Fund involves the risk that the Ranking Systems may not have the predictive qualities anticipated by the Adviser or that over certain periods of time the price of securities not covered by the Ranking Systems, or lower ranked securities, may appreciate to a greater extent than those securities in the Fund’s portfolio.

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Small Capitalization Companies Risk. Investing in the securities of a small or micro capitalization company poses greater risk than investing in larger, more established companies. Small or micro capitalization companies often have more volatile market prices, less capital, a shorter history of operations, and less experienced management than larger companies.

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Active Management Risk. Because the Fund is actively managed, its investment return depends on the ability of the Adviser to manage the Fund’s portfolio successfully. There can be no guarantee that the Adviser’s investment strategies will produce the desired results.

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Cyber Security Risk. As the use of technology becomes more prevalent in the course of business, the Fund becomes more susceptible to operational, financial and information security risks resulting from cyber-attacks and/or technological malfunctions. Successful cyber-attacks and/or technological malfunctions affecting the Fund or its service providers can result in, among other things, financial losses to the Fund and its shareholders, the inability to process transactions with shareholders or other parties and the release of private shareholder information or confidential Fund information. While measures have been developed which are designed to reduce the risks associated with cyber security, there are inherent limitations in such measures and there is no guarantee those measures will be effective, particularly since the Fund does not directly control the cyber security measures of its service providers, financial intermediaries and companies in which it invests or with which it does business.

An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. For a more complete discussion of risk, please turn to page 23.

Fund performance
This bar chart and table can help you evaluate the potential risks of investing in the Fund. The bar chart below shows how returns for the Fund’s Investor Class shares have varied over the past ten calendar years, and the table below shows the average annual total returns (before and after taxes) of these shares for one, five, and ten years. These returns are compared to the performance of both a broad based market index (the S&P 500 Index) and a custom index comprised of the returns of the S&P 500® Index (weighted 60%), and the Barclays Capital Aggregate Bond Index (weighted 40%), which measures the performance of U.S. dollar denominated U.S. Treasuries, government-related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. No performance is shown for Institutional Class shares because this class had not completed a full calendar year of operations at December 31, 2015. Updated performance information is available at: www.vlfunds.com.
Total Returns of Investor Class (before taxes) as of 12/31 each year (%)

Best Quarter:	Q2 2009	+12.64%
Worst Quarter:	Q4 2008	(–17.46%)
As of June 30, 2016, the Fund had a year-to-date total return of 4.84%.
After-tax returns for Investor Class shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). No performance is shown for Institutional Class shares because this class had not completed a full calendar year of operations at December 31, 2015.

Average annual total returns for periods ended December 31, 2015
	1 year	5 years	10 years
Investor Class
Return before taxes	1.09%	9.60%	6.51%
Return after taxes on distributions	0.39%	9.01%	5.90%
Return after taxes on distribution and sale of Fund shares	1.19%	7.64%	5.27%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	1.38%	12.57%	7.31%
60/40 S&P 500® Index/Barclays Capital Aggregate Bond Index(1) (reflects no deduction for fees, expenses or taxes)	1.05%	8.84%	6.19%
(1)
This custom index is composed of a 60% weighting in the S&P® 500 Index and a 40% weighting in the Barclays Capital Aggregate Bond Index, calculated on a total return basis with dividends reinvested.

Management
Investment Adviser. The Fund’s investment adviser is EULAV Asset Management.
Portfolio Managers. Stephen E. Grant is primarily responsible for the day-to-day management of the Fund’s equity portfolio. Jeffrey Geffen and Liane Rosenberg are primarily responsible for the day-to-day management of the non-equity portion of the Fund’s portfolio. Mr. Grant has been a portfolio manager of the Fund since 1993. Mr. Geffen has been a portfolio manager of the Fund since 2001. Ms. Rosenberg has been a portfolio manager with the Adviser since 2009 and has been one of the Fund’s portfolio managers since December 2012.
Purchase and sale of Fund shares
The minimum amount of an initial or additional investment in the Fund varies depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. The minimum initial investment in the Fund is $1,000 to purchase Investor Class shares and $100,000 to purchase Institutional Class shares. However, the minimum investment to purchase Institutional Class shares does not apply to certain fee-based advisory programs, individual and group retirement plans and accounts, and other persons which the Fund has identified as “institutional investors.” See “How to choose a share class” on page 29.
The minimum amount of any additional investment is $100, provided that no minimum applies to the automatic reinvestment of dividends and distributions received from the Fund and that Investor Class shares are available for purchase via regular monthly investments of  $25 or more through Valu-Matic®. See “Special services” on page 37.

The Fund’s shares are redeemable and you may redeem your shares (sell them back to the Fund) through your broker-dealer, financial advisor or financial intermediary, by telephone or by mail by writing to: Value Line Funds, c/o Boston Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. See “How to sell shares” on page 34.
Tax information
The Fund’s distributions generally are taxable as ordinary income or capital gains for federal income tax purposes, unless you are tax exempt or investing through a tax-deferred account, such as a 401(k) plan or an IRA.
Payments to broker-dealers and other financial intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

VALUE LINE SMALL CAP OPPORTUNITIES FUND SUMMARY
Investment objective
The investment objective of the Value Line Small Cap Opportunities Fund, Inc. (the “Fund”) is long-term growth of capital.
Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There are no shareholder fees (fees paid directly from your investment) when you buy and sell shares of the Fund.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Investor Class	Institutional Class
Management Fee	0.75%	0.75%
Distribution and Services (12b-1) Fees	0.25%	0.00%
Other Expenses	0.25%	2.72%
Total Annual Fund Operating Expenses	1.25%	3.47%
Less: Fee Waiver and Expense Reimbursement	0.00%	(2.47)%(1)
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement	1.25%	1.00%
(1)
EULAV Asset Management (the “Adviser”) and EULAV Securities LLC, the Fund’s principal underwriter (the “Distributor”), have agreed to waive certain class-specific fees and/or pay certain class-specific expenses incurred by the Institutional Class so that the Institutional Class bears its class-specific fees and expenses at the same percentage of its average daily net assets as the Investor Class’s class-specific fees and expenses (excluding 12b-1 fees and any extraordinary expenses incurred in different amounts by the classes) during the period March 17, 2016 through July 31, 2017 (the “Expense Limitation”). The information regarding the Institutional Class in the table has been restated to reflect the Expense Limitation. The Adviser and the Distributor may subsequently recover from assets attributable to the Institutional Class the reimbursed expenses and/or waived fees (within 3 years after the fiscal year end in which the waiver/reimbursement occurred) to the extent that the Institutional Class’s expense ratio is less than the Expense Limitation. The Expense Limitation can be terminated or modified before July 31, 2017 only with the agreement of the Fund’s board.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that the fee waiver and expense reimbursement is in place through July 31, 2017 only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$127	$397	$686	$1,511
Institutional Class	$102	$318	$552	$1,225
Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year the Fund’s portfolio turnover rate for the Investor Class and the Institutional Class was 17% of the average value of its portfolio.
Principal investment strategies of the Fund
Under normal circumstances, EULAV Asset Management (the “Adviser”) invests at least 80% of the Fund’s assets in stocks of U.S. companies with small market capitalizations (the “80% Policy”). A portion of the Fund’s assets may also be invested in stocks of U.S. mid-market capitalization companies.
The Adviser defines “stocks of U.S. companies” as companies that do business in the U.S., are organized in the U.S. or whose stock is traded on a U.S. exchange or over-the-counter market. Although there is not a universal definition of a “small market capitalization company,” the Adviser uses Lipper Inc.’s definition to determine if a company is a small market capitalization company. Lipper Inc. (an independent firm unaffiliated with the Adviser) considers a company to have a small market capitalization if its market capitalization is below the 85th percentile of the aggregate capitalization of all the companies in the Russell 3000 Index. Both the market capitalizations of the companies in the index and the composition of the index change with market conditions. A company’s categorization is based on its market capitalization at the time of investment by the Fund and, as of June 30, 2016, the small market capitalization ceiling is $6.2 billion. The 80% policy can be changed without shareholder approval upon at least 60 days’ prior written notice. The Adviser considers a company to be mid-cap if it has a market capitalization of less than $18.0 billion and it is not a small market capitalization company.
While the Fund is actively managed by the Adviser, the Adviser relies generally on the rankings of companies by the Value Line Timeliness™ Ranking System or the Value Line Performance™ Ranking System (the “Ranking Systems”) in selecting securities for purchase or sale. The Ranking Systems are proprietary quantitative systems that compare an estimate of the probable market performance of each stock within a universe during the next six to twelve months to that of all stocks within that universe and ranks stocks on a scale of 1 (highest) to 5 (lowest). The universe consists of approximately 1,700 stocks of large-, mid- and small-market capitalization companies for the Value Line Timeliness Ranking System and approximately 2,900 stocks of smaller and mid-sized capitalization companies for the Value Line Performance

Ranking System. The common stocks in which the Fund generally, as measured by the number and total value of purchases, invests are selected from those U.S. securities ranked 1, 2 or 3 by either Ranking System, but the Fund may also invest in other common stocks which evidence strong earnings or stock price momentum.
As described above, the Adviser relies generally on the rankings of companies by the Ranking Systems in selecting stocks for the Fund, but has discretion, including whether and which ranked stocks to include within the Fund’s portfolio, whether and when to buy or sell stocks based upon changes in their rankings, and the frequency and timing of rebalancing the Fund’s portfolio.
The Adviser will determine the percentage of the Fund’s assets invested in each stock based on the stock’s relative attractiveness taking into account the potential risk and reward of each investment. The Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.
Principal risks of investing in the Fund
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and that you may lose part or all of your investment. Therefore, before you invest in this Fund you should carefully evaluate the risks.
■
Market Risk. The chief risk that you assume when investing in the Fund is market risk, which is the possibility that the securities in a certain market will decline in value because of factors such as economic conditions. Market risk may affect a single issuer, an industry, a sector of the economy or the market as a whole.

■
Equity Securities Risk. Equity securities represent ownership in a corporation and their prices fluctuate for a number of reasons including issuer-specific events, market perceptions and general movements in the equity markets. The resulting fluctuation in the price of equity securities may take the form of a drastic movement or a sustained trend. If an issuer is liquidated or declares bankruptcy, the claims of owners of bonds will take precedence over the claims of owners of common stocks. Historically, the prices of equity securities have fluctuated more than bond prices.

■
Small Capitalization Companies Risk. Investing in the securities of a small or micro capitalization company poses greater risk than investing in larger, more established companies. Small or micro capitalization companies often have more volatile market prices, less capital, a shorter history of operations, and less experienced management than larger companies.

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Illiquidity Risk. Certain securities may be difficult or impossible to sell at the time and price that the Fund would like when there is little or no active trading market. If a security cannot be sold by the Fund at a favorable time and price, the Fund may have to lower the price, sell other securities instead, or forgo an investment opportunity in order to obtain liquidity. This could have a negative effect on the Fund’s performance.

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Ranking Systems Risk. The Adviser’s use of the results of the Ranking Systems in managing the Fund involves the risk that the Ranking Systems may not have the predictive qualities anticipated by the Adviser or that over certain periods of time the price of securities not covered by the Ranking Systems, or lower ranked securities, may appreciate to a greater extent than those securities in the Fund’s portfolio.
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Active Management Risk. Because the Fund is actively managed, its investment return depends on the ability of the Adviser to manage the Fund’s portfolio successfully. There can be no guarantee that the Adviser’s investment strategies will produce the desired results.

■
Cyber Security Risk. As the use of technology becomes more prevalent in the course of business, the Fund becomes more susceptible to operational, financial and information security risks resulting from cyber-attacks and/or technological malfunctions. Successful cyber-attacks and/or technological malfunctions affecting the Fund or its service providers can result in, among other things, financial losses to the Fund and its shareholders, the inability to process transactions with shareholders or other parties and the release of private shareholder information or confidential Fund information. While measures have been developed which are designed to reduce the risks associated with cyber security, there are inherent limitations in such measures and there is no guarantee those measures will be effective, particularly since the Fund does not directly control the cyber security measures of its service providers, financial intermediaries and companies in which it invests or with which it does business.

An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. For a more complete discussion of risk, please turn to page 23.
Fund performance
This bar chart and table can help you evaluate the potential risks of investing in the Fund. The bar chart below shows how returns for the Fund’s Investor Class shares have varied over the past ten calendar years, and the table below shows the average annual total returns (before and after taxes) of these shares for one, five, and ten years. These returns are compared to the Russell 2000 Index, which is a broad based market index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. No performance is shown for Institutional Class shares because this class had not completed a full calendar year of operations at December 31, 2015. Updated performance information is available at: www.vlfunds.com.

Total Returns of Investor Class (before taxes) as of 12/31 each year (%)

Best Quarter:	Q2 2009	+16.67%
Worst Quarter:	Q4 2008	–25.60%
As of June 30, 2016, the Fund had a year-to-date total return of 3.88%.
After-tax returns for Investor Class shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). No performance is shown for Institutional Class shares because this class had not completed a full calendar year of operations at December 31, 2015.
Average annual total returns for periods ended December 31, 2015
	1 year	5 years	10 years
Investor Class
Return before taxes	1.94%	13.15%	8.08%
Return after taxes on distributions	–1.14%	11.55%	7.24%
Return after taxes on distributions and sale of Fund shares	3.64%	10.53%	6.59%
Russell 2000 Index (Reflects no deduction for fees, expenses taxes)	–4.41%	9.19%	6.80%
Management
Investment Adviser. The Fund’s investment adviser is EULAV Asset Management.
Portfolio Manager. Stephen E. Grant is responsible for the day-to-day management of the Fund’s portfolio. Mr. Grant has been a portfolio manager with the Adviser or its predecessor since 1991 and has been the Fund’s portfolio manager since 1998.

Purchase and sale of Fund shares
The minimum amount of an initial or additional investment in the Fund varies depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. The minimum initial investment in the Fund is $1,000 to purchase Investor Class shares and $100,000 to purchase Institutional Class shares. However, the minimum investment to purchase Institutional Class shares does not apply to certain fee-based advisory programs, individual and group retirement plans and accounts, and other persons which the Fund has identified as “institutional investors.” See “How to choose a share class” on page 29.
The minimum amount of any additional investment is $100, provided that no minimum applies to the automatic reinvestment of dividends and distributions received from the Fund and that Investor Class shares are available for purchase via regular monthly investments of  $25 or more through Valu-Matic®. See “Special services” on page 37.
The Fund’s shares are redeemable and you may redeem your shares (sell them back to the Fund) through your broker-dealer, financial advisor or financial intermediary, by telephone or by mail by writing to: Value Line Funds, c/o Boston Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. See “How to sell shares” on page 34.
Tax information
The Fund’s distributions generally are taxable as ordinary income or capital gains for federal income tax purposes, unless you are tax exempt or investing through a tax-deferred account, such as a 401(k) plan or an IRA.
Payments to broker-dealers and other financial intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION REGARDING
PRINCIPAL INVESTMENT STRATEGIES
VALUE LINE ASSET ALLOCATION FUND, INC.
Investment objective
The Fund’s investment objective is to achieve a high total investment return (current income and capital appreciation) consistent with reasonable risk. For this purpose, risk takes into account volatility and other factors as determined by the Adviser.
Principal investment strategies
You should consider an investment in the Fund to be a long-term investment that will best meet its objective when held for a number of years. The following is a description of how the Adviser pursues the Fund’s objective.
The Fund attempts to achieve its objective by following an asset allocation strategy that enables the Adviser to periodically shift the assets of the Fund among three types of securities: (a) common stocks, (b) debt securities with maturities of more than one year (principally rated investment grade) and (c) money market instruments, which the Fund defines as debt securities with maturities of less than one year. Allocation of the Fund’s assets among these types of securities is determined by the Adviser and is principally based on data derived from proprietary computer models for the stock and bond markets developed by Value Line and other factors which the Adviser deems appropriate. There are no limits on the percentage of the Fund’s assets that can be invested in common stocks, debt or money market securities. When the asset allocation model indicates a preference for common stocks, the percentage of the Fund’s total assets invested in common stocks will be increased. Similarly, if the expected total return from common stocks is poor, then a greater percentage of the Fund’s assets will be invested in debt or money market securities. The Fund is typically weighted towards common stocks over debt and money market securities.
Investment in Equity Securities. While the Fund is actively managed by the Adviser, the Adviser relies primarily on the rankings of companies by the Ranking Systems in selecting securities for purchase or sale. The Value Line Timeliness Ranking System has evolved after many years of research and has been used in substantially its present form since 1965. It is based upon historical prices and reported earnings, recent earnings and price momentum and the degree to which the last reported earnings deviated from estimated earnings, among other factors.
The rankings of companies by the Value Line Timeliness Ranking System are published weekly in the Standard Edition of The Value Line Investment Survey for approximately 1,700 stocks, including those with large, mid and small market capitalizations, recently approximating 95% of the market capitalization of all stocks traded on U.S. securities exchanges. There are a relatively small number of foreign issuers that are included, and stocks that have traded for less than two years are not ranked. On a scale of 1 (highest) to 5 (lowest), the Timeliness Rankings compare an estimate of the probable market performance of each stock during the coming six to twelve months to that of all 1,700 stocks under review. The Timeliness Rankings are updated weekly.

The Value Line Performance Ranking System for common stocks was introduced in 1995. The universe of stocks followed by the Value Line Performance Ranking System consists of approximately 2,900 stocks of companies with smaller market capitalization (under $1 billion) and mid-sized market capitalizations (between $1 billion and $5 billion), along with a relatively small number of foreign issuers. The Performance Ranking System relies on factors similar to those found in the Value Line Timeliness Ranking System except that it does not utilize earnings estimates. The Performance Ranking System uses a scale of 1 (highest) to 5 (lowest) to compare an estimate of the probable market performance of each stock during the coming six to twelve months to that of all 2,900 stocks under review.
Neither Ranking System eliminates market risk, but the Adviser believes that they provide objective standards for determining expected relative performance over the next six to twelve months. The Fund’s investments usually, as measured by the number and total value of purchases, are selected from common stocks ranked 1, 2 or 3 by either Ranking System at the time of purchase. The Fund relies on the Ranking Systems whenever feasible. The utilization of the Ranking Systems is no assurance that the Fund will perform similarly to or more favorably than the market in general over any particular period. The Adviser relies primarily on the rankings of companies by the Ranking Systems in selecting stocks for the Fund but has discretion, including whether and which ranked stocks to include within the Fund’s portfolio, whether and when to buy or sell stocks based upon changes in their rankings, and the frequency and timing of rebalancing the Fund’s portfolio. The Adviser analyzes the stocks provided by the Ranking Systems and determines those in which the Fund shall invest and in what amounts such investments shall be made taking into account the potential risk and reward of each investment.
Investment in Debt Securities. The debt securities in which the Fund invests are principally, as measured by the number and total value of purchases, investment grade debt securities issued by U.S. corporations rated within one of the four highest categories of a nationally recognized statistical rating organization (that is, rated BBB or higher by Standard & Poor’s Rating Group or an equivalent rating by another rating organization, or, if not rated, believed by the Adviser to be of equivalent credit quality). The Fund may also invest in debt securities issued or guaranteed by the U.S. government, its agencies and instrumentalities. U.S. government securities include direct obligations of the U.S. Treasury (such as Treasury bills, Treasury notes and Treasury bonds) or securities issued or guaranteed by U.S. government agencies or instrumentalities. These obligations, including those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the “full faith and credit” of the United States. Agencies and instrumentalities which issue or guarantee securities include: the Federal Farm Credit System and the Federal Home Loan Banks, the Tennessee Valley Authority, the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the United States Postal Service, the Government National Mortgage Association, Farmers Home Administration, and the Export-Import Bank.

In selecting debt securities, the Adviser evaluates the credit quality of the debt security and its value relative to comparable securities as well as its historic trading level. The Fund may, but need not, sell a debt security if its rating falls below the four highest categories. The Fund may invest in debt securities with either fixed or variable reset terms.
Investment in Money Market Securities. The short-term instruments in which the Fund invests are primarily U.S. government obligations and repurchase agreements.
Non-principal investment strategies
Temporary defensive position. From time to time in response to adverse market, economic, political or other conditions, the Fund may invest without limitation in cash or cash equivalents, debt securities, bonds, or preferred stocks for temporary defensive purposes. This could help the Fund avoid losses, but it may have the effect of reducing the Fund’s capital appreciation or income or both. If this occurs, the Fund may not achieve its investment objective.
Securities lending. From time to time, the Fund may lend a portion of its portfolio securities to institutional investors. This could help the Fund produce additional income.
Rule 144A securities. The Fund may purchase certain securities (“Rule 144A securities”) for which there is a secondary market of qualified institutional buyers, as contemplated by Rule 144A under the Securities Act of 1933. Rule 144A provides an exemption from the registration requirements of the Securities Act of 1933 for the resale of certain restricted securities to qualified institutional buyers.
There are other non-principal investment strategies and associated risks discussed in the Statement of Additional Information (“SAI”).

VALUE LINE SMALL CAP OPPORTUNITIES FUND, INC.
Investment objective
The Fund’s investment objective is long-term growth of capital. No consideration is given to current income in the choice of investments. Although the Fund will strive to achieve this investment objective, there is no assurance that it will succeed.
Principal investment strategies
You should consider an investment in the Fund to be a long-term investment that will best meet its objective when held for a number of years. The following is a description of how the Adviser pursues the Fund’s objective.
Under normal circumstances, the Adviser invests at least 80% of the Fund’s assets in stocks of U.S. companies with small market capitalizations. A portion of the Fund’s assets may also be invested in stocks of U.S. mid-market capitalization companies.
The Adviser defines “stocks of U.S. companies” as companies that do business in the U.S., are organized in the U.S. or whose stock is traded on a U.S. exchange or over-the-counter market. Although there is not a universal definition of a “small market capitalization company,” the Adviser uses Lipper Inc.’s definition to determine if a company is a small market capitalization company. Lipper Inc. (an independent firm unaffiliated with the Adviser) considers a company to have a small market capitalization if its market capitalization is below the 85th percentile of the aggregate capitalization of all the companies in the Russell 3000 Index. Both the market capitalizations of the companies in the index and the composition of the index change with market conditions. A company’s categorization is based on its market capitalization at the time of investment by the Fund and, as of June 30, 2016, the small market capitalization ceiling is $6.2 billion. The 80% policy can be changed without shareholder approval upon at least 60 days’ prior written notice. The Adviser considers a company to be mid-cap if it has a market capitalization of less than $18.0 billion and it is not a small market capitalization company.
While the Fund is actively managed by the Adviser, the Adviser relies generally on the rankings of companies by the Ranking Systems in selecting securities for purchase or sale.
The Value Line Timeliness Ranking System has evolved after many years of research and has been used in substantially its present form since 1965. It is based upon historical prices and reported earnings, recent earnings and price momentum and the degree to which the last reported earnings deviated from estimated earnings, among other factors. The Timeliness Rankings are published weekly in the Standard Edition of The Value Line Investment Survey for approximately 1,700 of the most actively traded stocks in U.S. markets, including stocks with large, mid and small market capitalizations recently approximating 95% of the market capitalization of all stocks traded on U.S. securities exchanges. There are a relatively small number of foreign issuers that are included, and stocks that have traded for less than two years are not ranked. On a scale of 1 (highest) to 5 (lowest), the Timeliness Rankings compare an estimate of the probable market performance of each stock during the coming six to twelve months to that of all 1,700 stocks under review. The Timeliness Rankings are updated weekly to reflect the most recent information.
The Value Line Performance Ranking System for common stocks was introduced in 1995. The universe of stocks followed by the Value Line Performance Ranking System consists of approximately 2,900 stocks of companies with smaller market capitalizations (under $1 billion) and mid-sized market capitalizations (between $1 billion and $5 billion), along with a relatively small number of foreign issuers. This stock ranking system relies on factors similar to those found in the Value Line Timeliness Ranking System except that it does not utilize earnings estimates. The Performance Ranking System uses a scale of 1 (highest) to 5 (lowest) to compare an estimate of the probable market performance of each stock during the coming six to twelve months to that of all 2,900 stocks under review.
Neither Ranking System eliminates market risk, but the Adviser believes that they provide objective standards for determining expected relative performance of a stock over the next six to twelve months. The Fund’s investments generally, as measured by the number and total value of purchases, are selected from U.S. securities ranked 1, 2 or 3 by either Ranking System but the Fund may also invest in other common stocks which evidence strong earnings or stock price momentum. The utilization of the Ranking Systems is no assurance that the Fund will perform similarly to or more favorably than the market in general over any particular period.
As described above, the Adviser relies generally on the rankings of companies by the Ranking Systems in selecting stocks for the Fund, but has discretion, including whether and which ranked stocks to include within the Fund’s portfolio, whether and when to buy or sell stocks based upon changes in their rankings, and the frequency and timing of rebalancing the Fund’s portfolio. The Adviser will determine the percentage of the Fund’s assets invested in each stock based on the stock’s relative attractiveness taking into account the potential risk and reward of each investment.
The Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.
Non-principal investment strategies
Temporary defensive position. From time to time in response to adverse market, economic, political or other conditions, the Fund’s net assets may be held in cash, U.S. government securities or money market instruments rated in the top two categories by a nationally recognized statistical rating organization for temporary defensive purposes. This could help the Fund avoid losses, but it may have the effect of reducing the Fund’s capital appreciation or income, or both. If this occurs, the Fund may not achieve its investment objective.
Securities lending. From time to time, the Fund may lend a portion of its portfolio securities to institutional investors. This could help the Fund produce additional income.

Rule 144A securities. The Fund may purchase certain securities (“Rule 144A securities”) for which there is a secondary market of qualified institutional buyers, as contemplated by Rule 144A under the Securities Act of 1933. Rule 144A provides an exemption from the registration requirements of the Securities Act of 1933 for the resale of certain restricted securities to qualified institutional buyers.
There are other non-principal investment strategies and associated risks discussed in the Statement of Additional Information (“SAI”).

ADDITIONAL INFORMATION REGARDING PRINCIPAL RISKS
The principal risks of investing in the Funds
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and that you may lose part or all of your investment. Therefore, before you invest in the Value Line Asset Allocation Fund or Value Line Small Cap Opportunities Fund (together, the “Funds”) you should carefully evaluate the risks. The price of Fund shares will increase and decrease according to changes in the value of a Fund’s investments. The principal risks described below apply to both Funds unless otherwise specified.
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Market Risk. The chief risk that you assume when investing in a Fund is market risk, which is the possibility that the securities in a certain market will decline in value because of factors such as economic conditions. Market risk may affect a single issuer, an industry, a sector of the economy or the market as a whole.

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Equity Securities Risk. Equity Securities represent ownership in a corporation and their prices fluctuate for a number of reasons including issuer-specific events, market perceptions and general movements in the equity markets. Reasons related directly to the issuer include the performance of its management, financial leverage, or reduced demand for the issuer’s goods and services. General movements in the equity markets occur in response to broader economic events, like changing interest rates and monetary policy. The resulting fluctuation in the price of equity securities may take the form of a drastic movement or a sustained trend. If an issuer is liquidated or declares bankruptcy, the claims of owners of bonds will take precedence over the claims of owners of common stocks. Historically, the prices of equity securities have fluctuated more than bond prices.

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Small Capitalization Companies Risk. Investing in the securities of a small or micro capitalization company poses greater risk than investing in larger, more established companies. Small or micro capitalization companies often have more volatile market prices, less capital, a shorter history of operations, and less experienced management than larger companies. Smaller companies may be followed less actively by analysts and have less readily available information. In addition, securities of smaller companies often trade less frequently, in lower volumes and on smaller or over-the-counter markets, resulting in greater price fluctuations and susceptibility to selling pressure.

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Asset Allocation Risk. (Value Line Asset Allocation Fund only) Asset allocation risk is the risk that the Fund’s selection and weighting of different asset classes within its portfolio will favor an asset class that performs poorly relative to other asset classes. For example, a fund may be over-weighted in equity securities when the stock market is falling and could underperform other funds that are not as heavily allocated to equities. Because the Fund’s weightings among different asset classes are expected to change over time, the risks of investing in the Fund may vary substantially depending upon the mix of stocks, debt securities and money market securities in its portfolio. Such variation in risks may be greater for an investment in the Fund than an investment in funds holding a single asset class.

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Interest Rate and Reinvestment Risk. (Value Line Asset Allocation Fund only) The income on and market price of debt securities fluctuate with changes in interest rates.

When interest rates rise, the market prices of the debt securities the Fund owns usually decline. This occurs because new debt securities are likely to be issued with higher yields as interest rates rise, making the old or outstanding debt securities less attractive. Rising interest rates may also cause the Fund’s income from certain asset-backed securities and high yield debt securities (also known as “junk” bonds) to fall because the rate of default and delayed payment on underlying obligations generally increases as underlying borrowers must pay higher interest rates. When interest rates fall, the market prices of debt securities usually increase, but the Fund’s income tends to decline. Such decline follows quickly for most variable rate securities and eventually for fixed rate securities as the Fund must reinvest the proceeds it receives from existing investments (upon their maturity, prepayment, buy-back, call, etc.) at a lower rate of interest or return. Generally, the market price of debt securities with longer durations or fixed rates of return will fluctuate more in response to changes in interest rates than the market price of shorter-term securities or variable rate debt securities, respectively.
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Inflation Risk. (Value Line Asset Allocation Fund only) The market price of the Fund’s debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund. Debt securities (excluding inflation-indexed securities) are subject to long-term erosion in purchasing power and such erosion may exceed any return received by the Fund with respect to a debt security. Debt securities that pay a fixed rather than variable interest rate are especially vulnerable to inflation risk because interest rates on variable rate debt securities may increase as inflation increases.

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Credit Risk. (Value Line Asset Allocation Fund only) Credit risk is the risk that the issuer of a debt security will be unable to make interest or principal payments on time. A debt security’s credit rating reflects the credit risk associated with the debt obligation. Generally, higher-rated debt securities involve lower credit risk than lower-rated debt securities. The perceived credit risk of an investment also influences its price, and the price of the Fund’s debt securities may fall if they are inaccurately perceived by the market to present a different amount of credit risk than they actually do. Credit risk is greater for corporate, mortgage-backed, asset-backed, and foreign government debt securities than for U.S. government debt securities. Credit risk is also generally greater where less information is publically available, where fewer covenants safeguard the investors’ interests, where collateral may be impaired or inadequate, where little legal redress or regulatory protection is available, or where a party’s ability to meet obligations is speculative.

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Below Investment Grade Credit or High Yield Securities Risk. (Value Line Asset Allocation Fund only) Below investment grade securities (commonly called “high yield” or “junk” bonds) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness or the risky nature of an investment for which limited or no recourse to the issuer is provided. The income on and market prices of these debt securities usually fluctuate more than that of investment grade debt securities and may decline more significantly in periods of general economic difficulty. High yield debt instruments are more vulnerable to changes in interest rates and inflation, in part because leveraged or overextended issuers and investments are more sensitive to adverse changes. Below investment grade securities also tend to pose greater risks of illiquidity than higher-quality securities. Many are not registered for sale under the Securities Act of 1933 and/or do not trade frequently. When they do trade, their prices may be significantly higher or lower than expected. As a result, high yield debt instruments also generally pose a greater risk of being valued incorrectly by the market or the Fund.
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Prepayment and Extension Risk. (Value Line Asset Allocation Fund only) Many debt securities give the issuer the option to prepay principal prior to maturity. During periods of falling interest rates, prepayments may accelerate and the Fund may be forced to reinvest the proceeds at a lower interest rate. When interest rates rise, the term of a debt security is at greater risk of extension because rates of prepayments fall and rates of late payments and defaults rise. Extending the maturity of a security “locks in” lower interest rates if the extension occurs in a rising interest rate environment and increases sensitivity to interest rate changes in any environment.

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Government Securities Risk. (Value Line Asset Allocation Fund only) The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. government securities purchased by the Fund are not backed by the full faith and credit of the U.S., and are neither issued nor guaranteed by the U.S. Treasury. The maximum potential liabilities of the instrumentalities that issue some U.S. government securities may exceed the current resources of such instrumentalities, including their legal right to receive support from the U.S. Treasury. Consequently, although such instruments are U.S. government securities, it is possible that these issuers will not have the funds to meet their payment obligations in the future. Even securities that are backed by the full faith and credit of the U.S. may be adversely affected as to market prices and yields if the long-term sovereign credit rating of the U.S. is further downgraded, as it was by Standard & Poors in 2011.

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Mortgage-Backed/Asset-Backed Securities Risk. (Value Line Asset Allocation Fund only) Investing in mortgage-backed and asset-backed securities poses additional risks, principally with respect to increased interest rate risk, prepayment risk and extension risk. The Fund’s investments in mortgage-backed and asset-backed securities may cause the Fund’s indirect exposure to a given industry or group of industries to exceed the limit on concentration set forth in the Fund’s investment restrictions. This is because the Fund does not count mortgage-backed or asset-backed securities as an investment in any particular industry or group of industries for purposes of the Fund’s industry concentration restrictions. The market for some mortgage-backed or asset-backed securities may be, or rapidly become, illiquid, and certain of these securities are at greater risk of being valued incorrectly by the market or the Fund.

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Illiquidity Risk. Certain securities may be difficult or impossible to sell at the time and price that a Fund would like when there is little or no active trading market. If a security cannot be sold by a Fund at a favorable time and price, the Fund may have to lower the price, sell other securities instead, or forgo an investment opportunity in order to obtain liquidity. This could have a negative effect on the Fund’s performance.

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Ratings Reliance Risk. (Value Line Asset Allocation Fund only) A rating by a NRSRO represents the organization’s opinion as to the credit quality of a security but is not an absolute standard of quality or guarantee as to the creditworthiness of an issuer. Ratings by NRSROs present an inherent conflict of interest because such organizations are paid by the entities whose securities they rate. The credit rating of a security does not necessarily address its market risk (that is, the risk that the value of a security will be adversely affected due to movements in the overall financial markets or changes in the level of interest rates). In addition, ratings may not be revised promptly to reflect developments in the issuer’s financial condition.

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Ranking System Risk. The Adviser’s use of the results of the Ranking Systems in managing a Fund involves the risk that the Ranking Systems may not have the predictive qualities anticipated by the Adviser or that over certain periods of time the price of securities not covered by the Ranking Systems, or lower ranked securities, may appreciate to a greater extent than those securities in the Fund’s portfolio.

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Active Management Risk. Because each Fund is actively managed, its investment return depends on the ability of the Adviser to manage its portfolio successfully. There can be no guarantee that the Adviser’s investment strategies will produce the desired results. Each Fund and, therefore, each Fund’s shareholders accrue additional expenses with more active management strategies (as compared to strategies like indexing).

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Cyber Security Risk. As the use of technology becomes more prevalent in the course of business, the Funds become more susceptible to operational, financial and information security risks resulting from cyber-attacks and/or technological malfunctions. Cyber-attacks have occurred and will continue to occur. Cyber-attacks include, among other things, the attempted theft, loss, misuse, improper release, corruption or destruction of, or unauthorized access to, confidential or highly restricted data relating to a Fund and its shareholders; and attempted compromises or failures to systems, networks, devices and applications relating to the operations of a Fund and its service providers. Cyber security breaches may result from unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) or from outside attacks, such as denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users).

Successful cyber-attacks and/or technological malfunctions affecting a Fund or its service providers (including, but not limited to, its investment adviser, administrator, transfer agent, and custodian or their agents) can result in: financial losses to the Fund and its shareholders; the inability of the Fund to transact business with its shareholders; delays or mistakes in the calculation of the Fund’s NAV or other materials provided to shareholders; the inability to process transactions with shareholders or other parties; the release of private shareholder information or confidential Fund information; violations of privacy and other laws; regulatory fines, penalties and reputational damage; and compliance and remediation costs, legal fees and other expenses. Similar types of cyber security risks are also present for issuers of securities in which a Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment therein to lose value. While measures have been developed which are designed to reduce the risks associated with cyber security, there are inherent limitations in such measures and there is no guarantee those measures will be effective, particularly since each Fund does not directly control the cyber security measures of its service providers, financial intermediaries and companies in which it invests or with which it does business.
Please see the SAI for a further discussion of risks. Information on each Fund’s recent portfolio holdings can be found in the Fund’s current annual, semi-annual or quarterly reports. A description of each Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is also available in the SAI.

WHO MANAGES THE FUNDS
The business and affairs of the Funds are managed by each Fund’s officers under the oversight of each Fund’s Board of Directors.
Investment Adviser
The Funds’ investment adviser is EULAV Asset Management, a Delaware statutory trust, located at 7 Times Square, 21st Floor New York, NY 10036-6524. The Adviser also acts as investment adviser to the other Value Line mutual funds with combined assets of approximately $2.3 billion as of June 30, 2016.
Management fees
For managing each Fund and its investments, the Adviser is paid an annual advisory fee as a percentage of each Fund’s average daily net assets at the rates set forth below.
Value Line Asset Allocation Fund	0.65%
Value Line Small Cap Opportunities Fund	0.75%
A discussion regarding the basis for each Fund’s Board of Directors approval of the investment advisory agreement is available in the Fund’s most recent semi-annual report to shareholders for the six month period ended September 30.
Portfolio management
Stephen E. Grant is primarily responsible for the day-to-day management of the Value Line Asset Allocation Fund’s equity portfolio. Jeffrey Geffen and Liane Rosenberg are primarily responsible for the day-to-day management of the nonequity portion of the Fund’s portfolio. Mr. Grant has been a portfolio manager of the Value Line Asset Allocation Fund since 1993. Mr. Geffen has been a portfolio manager of the Fund since 2001. Ms. Rosenberg has been a portfolio manager with the Adviser since 2009 and has been one of the Fund’s portfolio managers since December 2012.
Stephen E. Grant is responsible for the day-to-day management of the Value Line Small Cap Opportunities Fund’s portfolio. Mr. Grant has been a portfolio manager with the Adviser or its predecessor since 1991 and has been the Fund’s portfolio manager since 1998.
There is additional information in the SAI about the portfolio managers’ compensation, other accounts they manage and their ownership of Fund shares.

ABOUT YOUR ACCOUNT
How to choose a share class
Each Fund is offering two classes of shares pursuant to this prospectus so you can choose the class that best suits your investment needs: the Investor Class and the Institutional Class. Each class of shares in a Fund represents an interest in the same portfolio of investments. The main differences between the classes are minimum purchase amounts, ongoing fees and distribution channels through which shares of the classes may be purchased. In choosing which class of shares to purchase, you should consider which will be most beneficial to you given the amount of your purchase and circumstances. Not all share classes may be available for purchase in all states or from all financial intermediaries. Your financial intermediary may receive different compensation depending upon which class you choose. You should consult your financial intermediary for more information.
Investor Class
The minimum investment in a Fund to purchase Investor Class shares is $1,000. The minimum additional investment is $100, provided that regular monthly investments of $25 or more may be made through Valu-Matic® as described in “Special services” on page 37 and no minimum applies to the automatic reinvestment of dividends and distributions received from the Fund.
Each Fund has adopted, on behalf of the Investor Class, a Service and Distribution Plan (each, a “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under each Plan, the Distributor is paid Rule 12b-1 fees from Investor Class assets at the annual rate of 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. The Rule 12b-1 fees are used by the Distributor for its expenses relating to the distribution, marketing and administrative services provided under the Plan. The Distributor also makes payments to broker-dealers, banks, financial institutions and other organizations which provide distribution, marketing and administrative services with respect to the applicable Fund’s shares. Such services may include, among other things, answering investor inquiries regarding a Fund, processing new shareholder account applications and redemption transactions, responding to shareholder inquiries, and such other services as a Fund may request to the extent permitted by applicable statute, rule or regulation. The Plans also recognize that the Adviser may make payments for such services out of its advisory fee, its past profits or any other source available to it. The fees payable to the Distributor under the Plans are payable without regard to actual expenses incurred which means that the Distributor may earn a profit under the Plan.
Because Rule 12b-1 fees are paid out of the assets of the Investor Class on an ongoing basis, over time these fees will increase the cost of an investment in Investor Class shares and may cost you more than if you purchased Institutional Class shares.

Institutional Class
Institutional Class shares do not pay Rule 12b-1 distribution and service fees. Subject to the exceptions noted below, the minimum investment in a Fund to purchase Institutional Class shares is $100,000. The minimum amount of any additional investment is $100, provided that no minimum applies to the automatic reinvestment of dividends and distributions received from the Fund.
Notwithstanding the foregoing, no minimum investment in a Fund is required for the following persons to purchase Institutional Class shares:
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Investors in fee-based investment advisory programs sponsored by a broker-dealer or other financial institution, that have entered into a special arrangement with the Fund and/or the Distributor specifically for such purchases, provided that the program invests in the Fund through an omnibus account.

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Employer-sponsored retirement or benefit plans that invest in the Fund through an omnibus account, directly or through an intermediary, provided that, in the case of investment through an intermediary, the intermediary has entered into a special arrangement with the Fund and/or the Distributor specifically for that purpose.

•
Individual retirement accounts, including Regular and Roth IRAs, individual Section 403(b) plans, and Section 401(a) or (k) accounts.

Financial intermediaries should contact the Distributor to determine whether the intermediary may be eligible to offer Institutional Class shares.
Exchanges
You may exchange shares of a particular class of your Fund for shares of the same class of another Value Line mutual fund or any other funds offered through the Distributor, provided that such fund offers the same class of shares and your investment in such fund satisfies the minimum investment and any other criteria necessary to purchase such class of shares of that fund. If the other fund does not offer multiple classes, you may still obtain shares of such fund in exchange for your Fund shares, provided you satisfy any applicable criteria for purchasing shares of such fund. See “By exchange” on page 35.
Conversion
You may be eligible to convert your Investor Class shares of a Fund into Institutional Class shares of that Fund if your investment in the Fund appreciates in value, or increases through additional purchases or exchanges, to exceed any applicable minimum investment for purchasing Institutional Class shares of such Fund. Consult with your intermediary or Shareholder Services at 800-243-2729 to determine if your Investor Class shares are eligible for conversion into Institutional Class shares of a Fund.
If you hold Institutional Class shares of a Fund, and exchanges or redemptions from the Fund cause the balance of your investment to fall below any applicable minimum investment for purchasing Institutional Class shares, you may be asked to bring the balance of your shares up to the minimum within 30 days. If your account is not brought up to the minimum, the Fund may convert your Institutional Class shares into Investor Class shares or redeem all of your shares and close your account. See “Account minimum” on page 36.
Payments for sub-transfer agency services
Each Fund compensates financial intermediaries that provide sub-transfer agency and related services to investors that hold their Fund shares in omnibus accounts maintained by financial intermediaries. This fee, which may be paid directly to the financial intermediary or indirectly via the Distributor, is in an amount generally approximating the amount of transfer agency fees that a class of the Fund would otherwise bear had such accounts been direct shareholders in the Fund and may not exceed 0.05% of the Fund’s average daily net assets attributable to such class. This fee is in addition to the Rule 12b-1 fee paid by the Investor Class.
Additional compensation to financial intermediaries
In addition, the Adviser and/or the Distributor make payments to broker-dealers, banks or other financial intermediaries or their affiliates (collectively, “intermediaries”), based on Fund assets held by the intermediary, or such other criteria agreed to by the Adviser and/or the Distributor, related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or their making shares of a Fund and certain other funds available to their customers. Such payments, which may be significant to the intermediary, are not made by the Funds. Rather, such payments are made by the Adviser and/or the Distributor from their own resources, which come directly or indirectly in whole or in part from fees paid by the Funds and other funds in the complex. Payments of this type are sometimes referred to as revenue-sharing payments.
An intermediary that sells Fund shares may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the revenue-sharing payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend a Fund or other funds in the complex over another investment. More information regarding these payments is contained in the Funds’ SAI, which is available as described on the back cover page of this prospectus. Your intermediary may charge you fees in addition to those disclosed in this prospectus.
Please contact your financial advisor or investment professional for more information regarding any such payments his or her firm may receive from the Adviser and/or the Distributor, as well as about fees and/or commissions charged by that firm.

How to buy shares
■
By telephone

Once you have opened an account, you can buy additional shares by calling 800-243-2729 (the Funds’ transfer agent) between 9:00 a.m. and 4:00 p.m. Eastern Time. You must pay for these shares within three business days of placing your order.
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By wire

If you are making an initial purchase by wire, you must call the Funds’ transfer agent at 800-243-2729 so you can be assigned an account number. Request your U.S. bank with whom you have an account to wire the amount you want to invest to State Street Bank and Trust Company, ABA #011000028, attention DDA # 99049868. Include your name, account number, tax identification number and the name of the Fund in which you want to invest.
■
Through a broker-dealer

You can open an account and buy shares through a broker-dealer, who may charge a fee for this service.
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By mail

Complete the account application and mail it with your check payable to BFDS, Agent to Value Line Funds, c/o Boston Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. If you are making an initial purchase by mail, you must include a completed account application or an appropriate retirement plan application if you are opening a retirement account, with your check. Cash, money orders, traveler’s checks, cashier’s checks, bank drafts or third-party checks will not be accepted for either the initial or any subsequent purchase. All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
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Minimum/additional investments

Once you have completed an account application, you can make an initial purchase of Fund’s shares with a minimum investment that varies by the class of shares you buy and the type of account. See “How to choose a share class” on page 29. Following the initial investment, additional investments can be made at any time with amounts as little as $100 (or less in certain circumstances). See “Special services” on page 37. The price you pay for shares will depend on when your purchase order is received. Each Fund reserves the right to reject any purchase order within 24 hours of its receipt and to reduce or waive the minimum purchase requirements at any time.
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Time of purchase

Your price for Fund shares is the Fund’s net asset value per share (“NAV”) which is generally calculated as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m., Eastern Time) every day the Exchange is open for business. The Exchange is currently closed on weekends, New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday if any of those days falls on a Saturday or Sunday, respectively.

Orders received by the close of regular trading on the Exchange in proper form, as determined by Boston Financial Data Services, Inc. (“BFDS”) or another intermediary designated by the Funds, will be priced at the NAV determined as of the close of trading on that day. Each Fund reserves the right to reject any purchase order and to waive the initial and subsequent investment minimums at any time.
Fund shares may be purchased through various third-party intermediaries authorized by the Funds including banks, brokers, financial advisers and financial supermarkets who may charge a fee. When the intermediary is authorized by the Fund, orders will be priced at the NAV next computed after receipt of the order by the intermediary.
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Net asset value

The NAV per share of each class of each Fund is determined for purposes of both purchases and redemptions as of the close of regular trading on the Exchange each day the Exchange is open for business. NAV is calculated, on a per class basis, by adding the value of all the securities and assets in the Fund’s portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the NAV per share of each class. Securities for which market prices or quotations are readily available are priced at their market value which, in the case of securities traded on an exchange or the NASDAQ Stock Market, is typically the last quoted sale or the NASDAQ Closing Price, unless no sale occurred on that day, in which case market value is typically deemed to be the midpoint between the last available and representative bid and asked prices. Securities for which market valuations are not readily available, or are determined not to reflect accurately fair value, are priced at their fair value as determined by the Adviser pursuant to policies and procedures adopted by each Fund’s Board of Directors and under such Board’s general supervision. The Funds will use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security in the Adviser’s opinion due to factors affecting one or more relevant securities markets or the specific issuer. The use of fair value pricing by the Funds may cause the NAV to differ from the NAV that would be calculated using closing market prices. There can be no assurance that the Fund could obtain the fair value assigned to a security if it sold the security at approximately the time at which the Fund determined its NAV. Debt securities with remaining maturities of 60 days or more at the time of acquisition are valued using prices provided by an independent pricing service, or by prices furnished by recognized dealers in such securities. Debt securities which have a maturity of less than 60 days are priced at amortized cost, unless a security’s amortized cost is not approximately the same as its fair value, in which case the security is priced at fair value. The amortized cost method of valuation involves valuing a security at its cost and accruing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security.
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Important information about opening a new account with the Value Line Funds

In furtherance of the national effort to stop the funding of terrorism and to curtail money laundering, the USA Patriot Act and other Federal regulations require financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of all investors opening new accounts. Accordingly, when completing the account application for a Fund, you will be required to supply the Fund with certain information for all persons owning or permitted to act on an account. This information includes name, date of birth, taxpayer identification number and street address. Also, as required by law, the Funds employ various procedures, such as comparing the information you provide against fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Until such verification is made, each Fund may temporarily limit any share purchases or close your account if it is unable to verify your identity.
How to sell shares
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General

You can redeem your shares (sell them back to the Fund) at NAV by telephone and by mail by writing to: Value Line Funds, c/o Boston Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. Certain redemption requests must be signed by all owners of the account, and you must include a signature guarantee using the medallion imprint for each owner if the redemption is for $25,000 or more. Signature guarantees are also required when redemption proceeds are going to anyone other than the account holder(s) of record. If you hold your shares in certificates, you must submit the certificates properly endorsed with a signature guarantee with your request to sell the shares. A signature guarantee can be obtained from most banks or securities dealers, but not from a notary public. A signature guarantee helps protect against fraud.
The Fund’s transfer agent will pay you promptly, normally the next business day, but no later than seven days after your request to sell your shares is received. If you purchased your shares by check and then immediately request redemption, the Fund’s transfer agent will wait until your check has cleared, which can take up to 15 days from the day of purchase, before the proceeds are sent to you.
If your account is held in the name of a corporation, as a fiduciary or agent, or as surviving joint owner, you may be required to provide additional documents with your redemption request.
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By telephone or wire

You can sell $1,000 or more of your shares up to $25,000 by telephone or wire, with the proceeds sent to your U.S. bank the next business day after the Fund’s transfer agent receives your request.
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Through a broker-dealer

Fund shares may be sold through various third-party intermediaries including banks, brokers, financial advisers and financial supermarkets, who may charge a fee for this service. When the intermediary is authorized by a Fund, the shares that you buy or sell through the intermediary are priced at the next NAV that is computed after receipt of your order by the intermediary. Orders received by the intermediary by the close of regular trading on the Exchange (generally 4:00 p.m., Eastern Time) will be priced at the NAV determined as of the close of trading on that day.
Among the brokers that have been authorized by the Funds are Charles Schwab & Co., Inc., TD Ameritrade Inc., Pershing LLC, and Fidelity Brokerage Services LLC (National Financial Services LLC). You should consult with your broker to determine if it has been so authorized.
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By exchange

You can exchange all or part of your shares of a particular class of a Fund for shares of the same class of another Value Line mutual fund or other funds offered through the Distributor, provided that such fund offers the same class of shares and your investment in such fund satisfies any applicable minimum investment or other criteria for purchasing shares of such class of the fund. Consult with your intermediary or Shareholder Services at 800-243-2729 to determine if your shares of the Fund are eligible for exchange into shares of another fund of the same class or a different class with a lower minimum initial investment or other criteria that you satisfy. If the other fund does not offer multiple classes, you may still obtain shares of such fund in exchange for your Fund shares, provided you satisfy any applicable criteria for purchasing shares of such fund. There may be limitations on exchanging Fund shares for shares of another fund or a different class of shares, or moving shares held in certain types of accounts different type of account or a new account maintained by a financial intermediary.
When you exchange shares of the Fund for another fund, you are purchasing shares of such other fund and should be sure to get a copy of that fund’s prospectus and read it carefully before buying shares through an exchange.
To execute an exchange, call 800-243-2729. Each Fund reserves the right to reject any purchase order within 24 hours of its receipt.
When you send a Fund’s transfer agent a properly completed request to sell or exchange shares, you will receive the NAV that is next determined after your request is received by the transfer agent. For each account involved you should provide the account name, number, name of the Fund, and exchange or redemption amount. Call 800-243-2729 for information on additional documentation that may be required. You may have to pay taxes on the gain from your sale or exchange of shares.
Exchanges among Value Line mutual funds or other funds offered through the Distributor are a shareholder privilege and not a right. Each Fund may temporarily or permanently terminate the exchange privileges of any investor that, in the opinion of the Fund, uses market timing strategies or who makes more than four exchanges out of the Fund during a calendar year.
This exchange limitation does not apply to systematic purchases and redemptions, including certain automated or pre-established exchange, asset allocation or dollar cost averaging programs. These exchange limits are subject to a Fund’s ability to monitor exchange activity. Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the best efforts of each Fund to prevent excessive trading, there is no guarantee that a Fund or its agents will be able to identify such shareholders or curtail their trading practices. The Funds receive purchase and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors.
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Account minimum

If as a result of redemptions or exchanges your account balance in Investor Class shares falls below $500, the Fund may ask you to increase your balance within 30 days. If your account is not at the minimum by the required time, the Fund may redeem your account, after first notifying you in writing.
If you hold Institutional Class shares of a Fund, and exchanges or redemptions from the Fund cause the balance of your investment to fall below any applicable minimum investment for purchasing Institutional Class shares, the Fund may similarly ask you to increase your balance within 30 days. If your account is not brought up to the minimum, the Fund may convert your Institutional Class shares into Investor Class shares or redeem all of your shares and close your account.
Frequent purchases and redemptions of Fund shares
Frequent purchases and redemptions of a Fund’s shares entail risks, including dilution in the value of the Fund shares held by long-term shareholders, interference with the efficient management of the Fund’s portfolio, and increased brokerage and administrative costs. Because the Funds do not accommodate frequent purchases and redemptions of Fund shares, the Funds’ Board of Directors has adopted policies and procedures to prohibit investors from engaging in late trading and to discourage excessive and short-term trading practices that may disrupt portfolio management strategies and harm Fund performance.
Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, the Funds may consider trading to be excessive if an investor:
•
sells shares of the Fund within 30 days after the shares were purchased;

•
makes more than four exchanges out of the Fund during a calendar year (other than systematic purchases and redemptions); or

•
enters into a series of transactions that is indicative of a timing pattern strategy.

In order to seek to detect frequent purchases and redemptions of Fund shares, the Distributor monitors selected trades that have been identified by a Fund’s transfer agent. If the Distributor determines that an investor or a client of a broker has engaged in excessive short-term trading that may be harmful to the Fund, the Distributor will ask the investor or broker to cease such activity and may refuse to process purchase orders (including purchases by exchange) of such investor or broker, or accounts that the Distributor believes are under their control.

While the Distributor uses its reasonable efforts to detect excessive trading activity, there can be no assurance that its efforts will be successful or that market timers will not employ tactics designed to evade detection. Neither the Adviser, the Distributor, the Funds nor any of the Funds’ service providers may enter into arrangements intended to facilitate frequent purchases and redemptions of Fund shares. Frequently, shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. The ability to monitor trading practices by investors purchasing shares through omnibus accounts is dependent upon the cooperation of the financial intermediary in observing a Fund’s policies. Consequently, it may be more difficult for the Funds to detect market timing activity through such accounts. However, each Fund, through its agent, has entered into an information sharing agreement with each financial intermediary, which provides, among other things, that the financial intermediary shall provide, promptly upon a Fund’s request, certain identifying and transaction information regarding its underlying shareholders.
Should a Fund detect market timing activity, it may terminate the account or prohibit future purchases or exchanges by the underlying shareholders. Because omnibus accounts may apply their own market timing policies with respect to their accounts and because the Distributor retains discretion in applying market timing policies, there is a risk that different shareholders may be treated differently and some level of market timing activity could occur.
Special services
To help make investing with a Fund as easy as possible, and to help you manage your investments, the following special services are available. You can get further information about these programs by calling Shareholder Services at 800-243-2729.
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Valu-Matic® allows you to purchase Investor Class shares by making regular monthly investments of  $25 or more automatically from your checking account.

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The Systematic Cash Withdrawal Plan allows you to arrange a regular monthly or quarterly payment from your account payable to you or someone you designate. If your account is $5,000 or more, you can have monthly or quarterly withdrawals of  $25 or more. Such withdrawals will each constitute a redemption of a portion of your Fund shares which may result in income, gain or loss to you for federal income tax purposes.

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You may buy shares in a Fund for your individual or group retirement plan, including your Regular or Roth IRA. You may establish your IRA account even if you already are a member of an employer-sponsored retirement plan. Not all contributions to an IRA account are tax deductible; consult your tax advisor about the tax consequences of your contribution.

Dividends, distributions and taxes
Each Fund intends to pay dividends from its net investment income, if any, annually and to distribute any capital gains that it has realized annually. Each Fund may also pay dividends and capital gain distributions at other times if necessary for the Fund to avoid U.S. federal income or excise tax. Dividends and any capital gains are automatically reinvested, unless you indicate otherwise in your application to purchase shares. If you elect to receive distributions and dividends by check and the post office cannot deliver the check, or if the check remains uncashed for six months, the Fund will cancel your check and reinvest the proceeds in additional Fund shares at the NAV per share on the date of cancellation. No interest will be paid on your uncashed check. Thereafter, your dividends and other distributions will be automatically reinvested in additional Fund shares unless you subsequently contact the Fund and request to receive distributions by check.
Investors should consider the tax consequences of buying shares of a Fund shortly before the record date of a dividend or capital gain distribution, because such dividend or distribution will generally be taxable even though the NAV of shares of the Fund will be reduced by the dividend or distribution.
You will generally be taxed on dividends and distributions you receive, regardless of whether you reinvest them or receive them in cash. For federal income tax purposes, distributions from short-term capital gains will be taxable as ordinary income. Dividends from net investment income will either be taxable as ordinary income or, if certain conditions are met by the Fund and the shareholder, including holding period requirements, as “qualified dividend income” taxable to individual shareholders at a reduced maximum U.S. federal income tax rate.
Distributions reported to you by a Fund as capital gain dividends will be taxable to you as long-term capital gains, no matter how long you have owned your Fund shares. In addition, you may be subject to state and local taxes on dividends and distributions.
The applicable reduced maximum federal income tax rate on qualified dividend income and long-term capital gains varies depending on the taxable income and status of the shareholder, but generally is 20% for individual shareholders with taxable income in excess of  $415,050 ($466,950 if married and file jointly/$233,475 if married and file separately) and 15% for individual shareholders with taxable income less than such amounts (unless such shareholders are in the 10% or 15% income tax brackets and meet certain other conditions, in which case the applicable tax rate is 0%).
Also, a 3.8% Medicare tax is imposed on the net investment income of U.S. individuals, estates and trusts whose income exceeds certain threshold amounts. For this purpose, net investment income generally will include distributions from each Fund and capital gains attributable to the sale, redemption or exchange of Fund shares. This tax is in addition to the income taxes that are otherwise imposed on ordinary income, qualified dividend income and capital gains.
Your Fund will send you a statement by February 15th each year detailing the amount and nature of all dividends and capital gains that you received during the prior year.

If you hold your Fund shares in a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on distributions until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about the tax consequences of investing through a tax-deferred account.
You generally will have a capital gain or loss if you dispose of your Fund shares by redemption, exchange or sale in an amount equal to the difference between the net amount of the redemption or sale proceeds (or in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares you redeem, sell or exchange. Certain limitations may apply to limit your ability to currently deduct capital losses.
Each Fund is required to report to the Internal Revenue Service (“IRS”) and to furnish to Fund shareholders “cost basis” information for Fund shares that are purchased on or after January 1, 2012 (“covered shares”) and that are redeemed, exchanged or otherwise sold on or after that date. These requirements generally do not apply to investments through a tax-deferred arrangement or to certain types of entities (such as C corporations). S corporations, however, are not exempt from these rules. Also, if you purchase Fund shares through a broker (or other nominee) on or after such date, please contact that broker (or nominee) with respect to the reporting of cost basis and available elections for your account.
If you purchased Fund shares directly from us on or after January 1, 2012, cost basis will be calculated using the Fund’s default method of average cost basis, unless you instruct the Fund to use a different IRS-accepted cost basis method. Please note that you will continue to be responsible for calculating and reporting the cost basis of Fund shares that were purchased prior to January 1, 2012. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting law applies to them.
Shareholders also should carefully review the cost basis information provided to them by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.
As with all mutual funds, the Funds may be required to withhold a 28% backup withholding tax on all taxable distributions payable to you if you fail to provide the Fund with your correct social security number or other taxpayer identification number or make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.
The above discussion is meant only as a summary; more information is available in the SAI. You should consult your tax adviser about your particular tax situation including federal, state, local and foreign tax considerations and possible withholding taxes for non-U.S. shareholders.

FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand each Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the applicable Fund assuming reinvestment of all dividends and distributions. This information has been derived from each Fund’s financial statements which were audited by PricewaterhouseCoopers LLP, whose report, along with each Fund’s financial statements, is included in that Fund’s annual report, which is available upon request by calling 800-243-2729 or at www.vlfunds.com.
Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:
	Value Line Asset Allocation Fund Investor Class Years Ended March 31,
	2016	2015	2014	2013	2012
Net asset value, beginning year	$28.88	$27.21	$24.68	$22.64	$21.38
Income from investment operations:
Net investment income	0.03	0.10	0.08	0.10	0.06
Net gains or (losses) on securities (both realized and unrealized)	0.04	2.17	3.17	2.57	1.88
Total from investment operations	0.07	2.27	3.25	2.67	1.94
Less distributions:
Distributions from net investment income	(0.05)	(0.10)	(0.06)	(0.10)	(0.13)
Distributions from net realized gains	(0.77)	(0.50)	(0.66)	(0.53)	(0.55)
Total distributions	(0.82)	(0.60)	(0.72)	(0.63)	(0.68)
Net asset value, end of year	$28.13	$28.88	$27.21	$24.68	$22.64
Total return	0.31%	8.39%	13.22%	12.05%	9.38%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$305,567	$271,045	$237,631	$159,281	$76,814
Ratio of gross expenses to average net assets	1.18%	1.19%	1.19%	1.25%(1)	1.34%(1)
Ratio of net expenses to average net assets(2)	1.15%	1.09%	1.09%	1.15%	1.24%
Ratio of net investment income to average net assets	0.14%	0.37%	0.35%	0.48%	0.28%
Portfolio turnover rate	19%	24%	29%	40%	53%
(1)
Ratio reflects expenses grossed up for custody credit arrangement. The ratio of expenses to average net assets net of custody credits, would have been unchanged for the years shown. The custody credit arrangement was discontinued as of January 1, 2013.

(2)
Ratio reflects expenses net of the custody credit arrangement and net of the waiver of a portion of the service and distribution plan fees by the Distributor. The custody credit arrangement was discontinued as of January 1, 2013.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:
Value Line Asset Allocation Fund, Inc. Institutional Class
November 1, 2015(1) to March 31, 2016
Net asset value, beginning of period	$28.97
Income/(loss) from investment operations:
Net investment income	0.08
Net losses on securities (both realized and unrealized)	(0.07)
Total from investment operations	0.01
Less distributions:
Dividends from net investment income	(0.06)
Distributions from net realized gains	(0.77)
Total distributions	(0.83)
Net asset value, end of period	$28.15
Total return(2)	0.08%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$5,910
Ratio of gross expenses to average net assets(3)(4)	2.91%
Ratio of net expenses to average net assets(3)(5)	0.93%
Ratio of net investment income to average net assets(3)	0.64%
Portfolio turnover rate(2)	19%
(1)
Commencement of operations.

(2)
Not annualized.

(3)
Annualized.

(4)
Ratio reflects expenses grossed up for the reimbursement by the Adviser of certain expenses incurred by the Fund.

(5)
Ratio reflects expenses net of the reimbursement by the Adviser of certain expenses incurred by the Fund.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:
	Value Line Small Cap Opportunities Fund Investor Class Years Ended March 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$49.50	$47.48	$42.34	$37.27	$34.29
Income/(loss) from investment operations:
Net investment income/(loss)	(0.06)	(0.02)	(0.07)	0.02	(0.14)
Net gains/(losses) on securities (both realized and unrealized)	(1.42)	5.05	9.44	6.66	3.12
Total from investment operations	(1.48)	5.03	9.37	6.68	2.98
Less distributions:
Dividends from net investment income	—	—	—	(0.04)	—
Distributions from net realized gains	(6.11)	(3.01)	(4.23)	(1.57)	—
Total distributions	(6.11)	(3.01)	(4.23)	(1.61)	—
Net asset value, end of year	$41.91	$49.50	$47.48	$42.34	$37.27
Total return	(3.03)%	10.96%	22.21%	18.51%	8.69%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$399,788	$364,327	$357,688	$308,754	$296,839
Ratio of gross expenses to average net assets(1)	1.25%	1.27%	1.26%	1.28%	1.25%
Ratio of net investment income/(loss) to average net assets	(0.17)%	(0.04)%	(0.16)%	0.06%	(0.39)%
Portfolio turnover rate	17%	17%	15%	10%	24%
(1)
Ratio reflects expenses grossed up for custody credit arrangement. The ratio of expenses to average net assets net of custody credits would have been unchanged for the years shown. The custody credit arrangement was discontinued as of January 1, 2013.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:
Value Line Small Cap Opportunities Fund, Inc. Institutional Class
November 1, 2015(1) to March 31, 2016
Net asset value, beginning of period	$49.71
Income/(loss) from investment operations:
Net investment income	0.03
Net losses on securities (both realized and unrealized)	(1.66)
Total from investment operations	(1.63)
Less distributions:
Distributions from net realized gains	(6.11)
Net asset value, end of period	$41.97
Total return(2)	(3.33)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$3,662
Ratio of gross expenses to average net assets(3)(4)	3.47%
Ratio of net expenses to average net assets(3)(5)	1.00%
Ratio of net investment income to average net assets(3)	0.43%
Portfolio turnover rate(2)	17%
(1)
Commencement of operations.

(2)
Not annualized.

(3)
Annualized.

(4)
Ratio reflects expenses grossed up for the reimbursement by the Adviser of certain expenses incurred by the Fund.

(5)
Ratio reflects expenses net of the reimbursement by the Adviser of certain expenses incurred by the Fund.

For more information
Two documents are available that offer further information about the Funds:
Annual/Semi-annual report to shareholders
Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors’ report (in annual report only).
Statement of Additional Information
The SAI contains more detailed information about the Funds. A current SAI has been filed with the SEC and is incorporated by reference into (and is legally a part of) this prospectus.
To obtain a free copy of these documents from the Funds:
There are several ways you can get a current annual/semi-annual report, prospectus or SAI:
Online: www.vlfunds.com
By mail: 7 Times Square, 21st Floor, New York, NY 10036-6524
By phone: 1-800-243-2729
You can also view or obtain copies of these documents through the SEC:
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Investment Adviser	Service Agent
EULAV Asset Management 7 Times Square, 21st Floor New York, NY 10036-6524	State Street Bank and Trust Company c/o BFDS P.O. Box 219729 Kansas City, MO 64121-9729
Custodian	Distributor
State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110	EULAV Securities LLC 7 Times Square, 21st Floor New York, NY 10036-6524
Value Line Small Cap Opportunities Fund, Inc. 7 Times Square, 21st Floor, New York, NY 10036-6524	File No. 811-07388
Value Line Asset Allocation Fund, Inc. 7 Times Square, 21st Floor, New York, NY 10036-6524	File No. 811-07702

VALUE LINE ASSET ALLOCATION FUND, INC.
Investor Class	(Ticker Symbol: VLAAX)
Institutional Class	(Ticker Symbol: VLAIX)
VALUE LINE SMALL CAP OPPORTUNITIES FUND, INC.
Investor Class	(Ticker Symbol: VLEOX)
Institutional Class	(Ticker Symbol: VLEIX)
7 Times Square, 21st Floor, New York, New York 10036-6524
800-243-2729
www.vlfunds.com

STATEMENT OF ADDITIONAL INFORMATION
AUGUST 1, 2016

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of Value Line Asset Allocation Fund, Inc. (“Value Line Asset Allocation Fund”) and the Prospectus of Value Line Small Cap Opportunities Fund, Inc. (“Value Line Small Cap Opportunities Fund” and, together with Value Line Asset Allocation Fund, the “Funds”), dated August 1, 2016, a copy of which may be obtained without charge by writing or telephoning the Funds. The financial statements, accompanying notes and the report of the independent registered public accounting firm appearing in each Fund’s 2016 Annual Report to Shareholders (“Annual Report”) are incorporated by reference in this Statement of Additional Information. A copy of each Fund’s Annual Report and most recent semi-annual report are available from the Fund upon request and without charge by calling 800-243-2729 or online at www.vlfunds.com.

DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISK
History and Classification.
The Value Line Asset Allocation Fund is an open-end, diversified management investment company incorporated in Maryland in 1993.
The Value Line Small Cap Opportunities Fund is an open-end, diversified management investment company incorporated in Maryland in 1993 under the name “Value Line Small-Cap Growth Fund, Inc.” In February 2000, the Fund’s name changed to “Value Line Emerging Opportunities Fund, Inc.” In January 2013, the Fund’s name changed to “Value Line Small Cap Opportunities Fund, Inc.”
Each Fund currently offers two classes of shares: Investor Class shares and Institutional Class shares. The investment adviser of each Fund is EULAV Asset Management (the “Adviser”), a Delaware statutory trust.
Non-Principal Investment Strategies and Associated Risks.
The investment objective(s), principal investment strategies and related principal risks for each Fund are discussed in its Prospectus. The following is a discussion of the non-principal investment strategies and related risks for the Funds. Unless otherwise noted, an investment strategy and the related risks described below are applicable to both Funds.
Restricted Securities. On occasion, the Funds may purchase illiquid securities or securities which would have to be registered under the Securities Act of 1933, as amended (the “Securities Act”), if they were to be publicly distributed. However, neither Fund will do so if the value of such securities (other than securities eligible to be sold in a Rule 144A transaction and determined by the Adviser to be liquid) and other securities which are not readily marketable (including repurchase agreements maturing in more than seven days) would exceed 15% of the market value of such Fund’s net assets. The acquisition in limited amounts of restricted securities is believed to be helpful toward the attainment of each Fund’s investment objective without unduly restricting its liquidity or freedom in the management of its portfolio. However, because restricted securities may only be sold privately or in an offering registered under the Securities Act, or pursuant to an exemption from such registration, substantial time may be required to sell such securities, and there is greater than usual risk of price decline prior to sale.
In addition, the Funds may purchase certain securities (“Rule 144A securities”) for which there is a secondary market of qualified institutional buyers, as contemplated by Rule 144A under the Securities Act. Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers.
The Adviser, under the supervision of the Funds’ Board of Directors, will consider whether securities purchased under Rule 144A are liquid or illiquid for purposes of the Fund’s limitation on investment in securities which are not readily marketable or are illiquid. Among the factors to be considered are the frequency of trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market and the nature of the security and the time needed to dispose of it.
To the extent that the liquid Rule 144A securities that a Fund holds become illiquid, due to lack of sufficient qualified institutional buyers or market or other conditions, the percentage of the Fund’s assets invested in illiquid assets would increase. The Adviser, under the supervision of the Funds’ Board of Directors, will monitor the Funds’ investments in Rule 144A securities and will consider appropriate measures to enable each Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

Stock Index Futures Contracts and Options Thereon. The Funds may trade in stock index futures contracts and in options on such contracts. Such contracts will be entered into on exchanges designated by the Commodity Futures Trading Commission (“CFTC”). The Funds will only enter into futures and options on futures transactions in compliance with the applicable regulations promulgated by the CFTC.
The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) resulted in historic and comprehensive statutory reform of certain derivatives, including futures contracts, options on futures contracts, certain forward contracts and swap agreements (generally, “commodity interests”). Historically, advisers of registered investment companies trading commodity interests have been excluded from regulation as commodity pool operators (“CPOs”) pursuant to CFTC Regulation 4.5. Following enactment of the Dodd-Frank Act, the CFTC amended Regulation 4.5 to dramatically narrow this exclusion.
Under the amended Regulation 4.5 exclusion, the Funds’ commodity interests — other than those used for bona fide hedging purposes (as defined by the CFTC) — must be limited such that the aggregate initial margin and premiums required to establish the positions do not exceed 5% of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase), or alternatively, the aggregate net notional value of the positions, determined at the time the most recent position was established, does not exceed 100% of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). Further, to qualify for the exclusion in amended Regulation 4.5, the Fund must satisfy a marketing test, which requires, among other things, that the Fund not hold itself out as a vehicle for trading commodity interests. An exclusion under Rule 4.5 has been claimed with respect to each Fund.
Any trading of commodity interests by the Funds will comply with one of the two alternative limitations described above. Complying with the limitations may restrict the Fund’s ability to use derivatives as part of its investment strategies and may subject the Fund to additional costs, expenses and administrative burdens.
The Funds may invest in stock index futures and options to realize profits and to hedge securities positions held by the Fund. There can be no assurance of a Fund’s successful use of stock index futures for investment purposes or as a hedging device. Hedging transactions involve certain risks. One risk arises because of the imperfect correlation between movements in the price of the stock index future and movements in the price of the securities which are the subject of the hedge. The risk of imperfect correlation increases as the composition of a Fund’s securities portfolio diverges from the securities included in the applicable stock index, in addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the stock index future and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with the movement in the stock index due to certain market distortions. Increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends by the Adviser still may not result in a successful hedging transaction.
For example, should a Fund anticipate a decrease in the value of its portfolio securities, it could enter into futures contracts to sell stock indices thereby partially hedging its portfolio against the anticipated losses. Losses in the portfolio, if realized, should be partially offset by gains on the futures contracts. Conversely, if a Fund anticipated purchasing additional portfolio securities in a rising market, it could enter into futures contracts to purchase stock indices thereby locking in a price. The implementation of these strategies by a Fund should be less expensive and more efficient than buying and selling the individual securities at inopportune times.

A stock index future obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the contract is entered into. There can be no assurance of a Fund’s successful use of stock index futures as a hedging device. The contractual obligation is satisfied by either a cash settlement or by entering into an opposite and offsetting transaction on the same exchange prior to the delivery date. Entering into a futures contract to deliver the index underlying the contract is referred to as entering into a short futures contract. Entering into a futures contract to take delivery of the index is referred to as entering into a long futures contract. An offsetting transaction for a short futures contract is effected by a Fund entering into a long futures contract for the same date, time and place. If the price of the short contract exceeds the price in the offsetting long, the Fund is immediately paid the difference and thus realizes a gain. If the price of the long transaction exceeds the short price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a long futures contract is effected by a Fund entering into a short futures contract. If the offsetting short price exceeds the long price, the Fund realizes a gain, and if the offsetting short price is less than the long price, the Fund realizes a loss.
No consideration will be paid or received by a Fund upon entering into a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount. This amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount. This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.”
The Funds may also purchase put and call options on stock index futures contracts on commodity exchanges or write covered options on such contracts. A call option gives the purchaser the right to buy, and the writer the obligation to sell, while a put option gives the purchaser the right to sell and the writer the obligation to buy. Unlike a stock index futures contract, which requires the parties to buy and sell the stock index on a set date, an option on a stock index futures contract entitles its holder to decide on or before a future date whether to enter into such a futures contract. If the holder decides not to enter into the contract, the premium paid for the option is lost. Since the value of the option is fixed at the point of sale, the purchase of an option does not require daily payments of cash in the nature of  “variation” or “maintenance” margin payments to reflect the change in the value of the underlying contract. The value of the option purchased by a Fund does change and is reflected in the net asset value of the Fund. The writer of an option, however, must make margin payments on the underlying futures contract. Exchanges provide trading mechanisms so that an option once purchased can later be sold and an option once written can later be liquidated by an offsetting purchase.
Successful use of stock index futures by a Fund also is subject to the Adviser’s ability to predict correctly movements in the direction of the market. If the Adviser’s judgment about the several directions of the market is wrong, the Fund’s overall performance may be worse than if no such contracts had been entered into. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increase instead, the Fund will lose part or all of the benefit of the increased value of its stock which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so. When stock index futures are purchased to hedge against a possible increase in the price of stocks before the Fund is able to invest its cash (or cash equivalents) in stocks in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in stocks at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.
Use of options on stock index futures entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. The Funds will not purchase these options unless the Adviser is satisfied with the development, depth and liquidity of the market and the Adviser believes the options can be closed out.
Options and futures contracts entered into by the Funds will be subject to special tax rules. These rules may accelerate income to a Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. As a result, these rules could affect the amount, timing and character of Fund distributions. However, each Fund anticipates that these investment activities will not prevent the Fund from qualifying as a regulated investment company.
Writing Covered Call Options. The Value Line Small Cap Opportunities Fund may write covered call options on stocks held in its portfolio. The Fund may write covered call options to realize profits through the receipt of premiums and to hedge securities positions held by the Fund.
When the Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the “exercise price”) at any time during the option period. If the option expires unexercised, the Fund will realize income in the amount received for writing the option (the “premium”). If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered option, the Fund foregoes, in exchange for the premium less the commission (“net premium”), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. Because the call option must be covered, the Fund also forgoes the opportunity to sell the underlying security during the option period.
The purchase of a call option has the effect of closing out a position when the purchased call option is for the same security at the same exercise price and expiration date as a call option which the Fund has written. Purchasing call options to close out call options written by the Fund may be done to avoid liquidating the Fund’s position upon exercise of the option by its purchaser or to extinguish the call option sold by the Fund so as to be free to sell the underlying security. In closing out a position, the Fund realizes a gain if the amount paid to purchase the call option is less than the net premium received for writing a similar option and a loss if the amount paid to purchase a call option is greater than the net premium received for writing a similar option. Generally, the Fund realizes a short-term capital loss if the amount paid to purchase the call option with respect to a stock is greater than the premium received for writing the option. If the underlying security has substantially risen in value, it may be difficult or expensive to purchase the call option for the closing transaction.
Purchasing and Writing Put and Call Options. The Value Line Asset Allocation Fund may purchase and write listed put and call options on equity and debt securities. The Fund will engage in these option transactions to realize profits through the receipt of premiums, to protect unrealized gains or to avoid realizing losses and to hedge securities positions held by the Fund.

The Fund will only write put and call options if  “secured.” The writing of a covered call option (as described above) is one type of  “secured” call option the Fund may write. A call option is “secured” if the Fund owns the securities underlying the call, if the Fund holds a call at the same exercise price for the same exercise period and on the same securities as the call written, or if the Fund establishes with its custodian at the time it writes the call, and maintains for the term of the option, a segregated account consisting of cash, U.S. government securities or other high-grade debt securities equal to the fluctuating market value of the optioned securities. The segregated account will be adjusted at least daily to reflect changes in the market value of the optioned securities. A put option is “secured” if the Fund holds a put at the same exercise price, for the same exercise period and on the same underlying security as the put written, or if the Fund places cash, U.S. government securities or other high-grade debt securities with a value equal to the exercise price of the put in a segregated account with the Fund’s custodian. The segregated account will be adjusted daily to reflect the current value of the put.
The Fund may enter into “closing purchase transactions” or “closing sale transactions” to terminate its obligations with respect to an option prior to the expiration of the option. As the writer of a put or call option, the Fund may effect a closing purchase transaction by buying an option of the same series and exercise price as the option previously written. As the purchaser of a put or call option, the Fund may liquidate its position by selling the option previously purchased.
The Fund may realize a profit or loss upon entering into a closing purchase or sale transaction. The Fund will realize a profit if the cost of a closing purchase transaction is less than the net premium received upon writing the original option and will incur a loss if the cost of a closing purchase transaction exceeds the net premium received upon writing the original option. Whether the Fund realizes a profit or loss on a closing sale transaction will depend on whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs, including commission.
Below Investment Grade Credit or High Yield Securities. Value Line Asset Allocation Fund may invest in below investment grade securities (commonly called “high yield” or “junk” bonds). These securities are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness or the risky nature of an investment for which limited or no recourse to the issuer is provided. The income on and market prices of these debt securities usually fluctuate more than that of investment grade debt securities and may decline more significantly in periods of general economic difficulty. High yield debt instruments are more vulnerable to changes in interest rates and inflation, in part because leveraged or overextended issuers and investments are more sensitive to adverse changes. Below investment grade securities also tend to pose greater risks of illiquidity than higher-quality securities. Many are not registered for sale under the Securities Act and/or do not trade frequently. When they do trade, their prices may be significantly higher or lower than expected. As a result, high yield debt instruments also generally pose a greater risk of being valued incorrectly by the market or the Fund.
Repurchase Agreements. The Funds may invest temporary cash balances in money market funds and/or repurchase agreements to generate current income. A repurchase agreement involves a sale of securities to a Fund, with the concurrent agreement of the seller (a member bank of the Federal Reserve System or a securities dealer which the Adviser believes to be financially sound) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate, within a specified time, usually less than one week, but, on occasion, at a later time. A Fund may permit the seller’s obligation to be novated to the Fixed Income Clearing Corporation (“FICC”) pursuant to an agreement between the Fund, FICC and the seller as a sponsoring member of FICC. A Fund will make payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of the sponsoring member, the custodian or a bank acting as agent for the Fund. Repurchase agreements may also be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. In the event of a bankruptcy or other default of FICC or a seller of a repurchase agreement, to which a Fund is a party, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) a possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights. For more information regarding the risks associated with investing temporary cash balances in money market funds, please see “ETFs and Other Investment Companies” below.
Loans of Portfolio Securities. Each Fund may lend its portfolio securities to certain borrowers if, as a result thereof, the aggregate value of all securities loaned does not exceed 33 1∕3% of the total assets of the Fund (including the loan collateral), and each Fund may pay reasonable fees in connection with the loans. The loans will be made in conformity with the Fund’s policies and are collateralized by cash or liquid securities on a daily basis in an amount at least equal to 102% of the market value of the securities loaned and interest earned thereon. Each Fund retains the right to call the loaned securities upon notice and intends to call loaned voting securities in anticipation of any matter to be voted on by stockholders and deemed material by the Adviser acting in accordance with the Fund’s proxy voting policies. The Funds invest cash collateral in high quality, readily marketable short-term obligations and/or money market funds (to the extent consistent with each Fund’s investment restrictions). Each Fund bears the risk of any loss in connection with such investment of collateral. While securities lending involves risk of delays in recovery or even loss of rights in the collateral should the borrower fail financially, loans are made only to borrowers approved in accordance with a Fund’s securities lending guidelines.
When-Issued Securities. The Value Line Asset Allocation Fund may from time to time purchase securities on a “when-issued” basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund’s other assets. While when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the commitment to purchase a security on a when-issued basis is confirmed, the Fund will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that its net asset value or income will be adversely affected by its purchase of securities on a when-issued basis. The Fund will maintain cash or liquid securities equal in value to commitments for when-issued securities in a segregated account.
Short Sales. The Value Line Asset Allocation Fund may from time to time make short sales of securities or maintain a short position, provided that at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable for an equivalent amount of such securities.
Foreign Banks. The Value Line Asset Allocation Fund may invest in obligations of a foreign branch of a U.S. bank and in U.S. branches of a foreign bank, which could subject the Fund to additional investment risks. These risks may include international and political developments, foreign government restrictions, foreign withholding taxes or possible seizure or nationalization of foreign deposits. In addition, foreign branches of domestic banks and foreign banks are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting and record keeping.

ETFs and Other Investment Companies. The Funds may invest in exchange-traded funds (“ETFs”) to quickly gain exposure to a broad index of securities in lieu of investing directly in such securities. The Funds may also invest temporary cash balances and/or cash collateral received from securities lending arrangements in other investment companies to seek to generate income in excess of that available on other investments. When a Fund invests in another investment company, including an ETF, the Fund will indirectly bear its proportionate share of any fees and expenses payable directly by the investment company. These fees and expense are in addition to, and may be duplicative of, the Fund’s direct fees and expenses. The Fund has no control over the investment decisions made by other investment companies. If the investment company is buying (or selling) a security of the same issuer whose securities are being sold (or bought) by the Fund, the result of this would be an indirect expense to the Fund without accomplishing any investment purpose. ETFs are subject to additional risks such as the fact that their shares may trade at a market price above or below their net asset values or that an active market may not develop. The Investment Company Act of 1940 (the “1940 Act”) generally limits a fund’s ability to invest in other investment companies, such that, following any purchase, the fund: (1) has invested no more than 5% of its total assets in any single investment company and no more than 10% of its total assets in investment companies overall, and (2) owns no more than 3% of the voting securities of any given investment company.
Fundamental Policies.
In addition to any fundamental policies set forth in the Prospectus, each Fund has the following fundamental policies:
Except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff, or other authority of competent jurisdiction, the Fund may not:
Concentration.	1.	purchase the securities of any issuer if, as a result of such purchase, the Fund’s investments would be concentrated in any particular industry.
Borrowing.	2.	borrow money.
Senior Securities.	3.	issue senior securities.
Lending.	4.	make loans.
Real Estate & Commodities.	5.	purchase or sell commodities or real estate.
Underwriting Securities.	6.	underwrite the securities of other issuers.
The policies set forth above may be not changed with respect to a Fund without the affirmative vote of the majority of the outstanding voting securities of such Fund, which means the lesser of  (1) the holders of more than 50% of the outstanding shares of capital stock of the Fund or (2) 67% of the shares present if more than 50% of the shares are present at a meeting in person or by proxy.
Non-fundamental Policies.
The following policies are considered non-fundamental and can be changed by the Board of Directors without the approval of shareholders. Shareholders will be notified of any changes to their Fund’s non-fundamental policies.

(1)
Each Fund’s investment objective is non-fundamental. Value Line Asset Allocation Fund’s primary investment objective is to achieve a high total investment return (current income and capital appreciation) consistent with reasonable risk. Value Line Small Cap Opportunities Fund’s primary investment objective is long-term growth of capital.

(2)
Value Line Small Cap Opportunities Fund invests at least 80% of its assets in stocks of U.S. companies with small market capitalizations.

Additional Information about the Funds’ Policies.
The information below is not part of either Fund’s fundamental or non-fundamental policies. This information is intended to provide a summary of what is currently required or permitted by the 1940 Act, and the rules and regulations thereunder, or by the interpretive guidance thereof by the SEC or SEC staff, for particular fundamental policies of the Funds. Where applicable, information is also provided regarding the Funds’ current intention with respect to certain investment practices permitted by the 1940 Act.
For purposes of fundamental policy (1), a Fund may not invest 25% or more of its total assets in the securities of issuers in a particular industry. This policy does not apply to investments in securities of other investment companies or securities of the U.S. Government, its agencies or Government Sponsored Enterprises or repurchase agreements with respect thereto.
For purposes of fundamental policy (2), a Fund may borrow money in amounts of up to 33 1∕3% of its total assets from banks for any purpose. Additionally, a Fund may borrow up to 5% of its total assets from banks or other lenders for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed).
For purposes of fundamental policy (3), a senior security does not include any promissory note or evidence of indebtedness if such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the Fund at the time the loan is made (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). Further, to the extent a Fund covers its commitments under certain types of agreements and transactions — including reverse repurchase agreements, mortgage-dollar-roll transactions, sale-buybacks, when-issued, delayed-delivery, or forward commitment transactions, and other similar trading practices — by segregating or earmarking liquid assets equal in value to the amount of the Fund’s commitment, such agreement or transaction will not be considered a senior security by the Fund.
For purposes of fundamental policy (4), a Fund may not lend more than 33 1∕3% of its total assets, provided that this limitation shall not apply to the Fund’s purchase of debt obligations.
For purposes of fundamental policy (5), a Fund may invest in securities or other instruments backed by real estate or commodities or securities of issuers engaged in the real estate business, including real estate investment trusts, or issuers engaged in business related to commodities. Further, the Funds do not consider currency contracts or hybrid instruments to be commodities.
For purposes of fundamental policy (6), the policy will not apply to a Fund to the extent such Fund may be deemed an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of Fund portfolio securities in the ordinary course of pursuing its investment objectives and strategies.

MANAGEMENT OF THE FUNDS
The business and affairs of each Fund are managed by the Fund’s officers under the direction of its Board of Directors. The following table sets forth information on the Directors and officers of the Funds, each of which serves in that capacity for both Value Line Small Cap Opportunities Fund and Value Line Asset Allocation Fund. Each Director serves as a director or trustee of each of the registered investment companies advised by the Adviser (the “Value Line Funds”). Each Director serves until his or her successor is elected and qualified.
Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years	Number of Fund Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past 5 Years
Interested Director*
Mitchell E. Appel Age: 45	Director	Since 2010	President of each of the Value Line Funds since June 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.	12	Forethought Variable Insurance Trust (September 2013 – present)
Non-Interested Directors
Joyce E. Heinzerling Age: 60	Director	Since 2008	President, Meridian Fund Advisers LLC (consultants) since 2009.	12	None
James E. Hillman Age: 59	Director (Chair of the Board of the Value Line Funds since April 2016)	Since 2015	Chief Financial Officer Notre Dame School of Manhattan since 2011; Director and Principal Financial Officer, Merrill Lynch Global Wealth Management, 2006 – 2011.	12	Miller/Howard Funds Trust (November 2015 to present)
Michael Kuritzkes Age: 55	Director	Since 2015	Consultant, Coronado Advisors LLC since June 2014; Executive Vice President and General Counsel, Harbinger Group Inc. (public holding company), 2013 – 2014; Executive Vice President and General Counsel, Digital First Inc., 2012 – 2013; Executive Vice President and General Counsel, Philadelphia Media LLC, 2010 – 2012.	12	None
Francis C. Oakley Age: 84	Director	Since 1993	Interim Director, Clark Art Institute since 2015; Professor of History, Williams College, 1961 to 2002, Professor Emeritus since 2002, President Emeritus since 1994 and President, 1985 – 1994; Chairman (1993 – 1997) and Interim (President 2002 – 2003) of the America Council of Learned Societies; Trustee since 1997 and Chairman of the Board since 2005, National Humanities Center.	12	None
Paul Craig Roberts Age: 77	Director	Since 2000	Chairman, Institute for Political Economy.	12	None
Nancy-Beth Sheerr Age: 67	Director	Since 2000	Independent Trustee and Managing Member, NBS Consulting LLC since November 2014; Senior Financial Consultant, Veritable, L.P. (investment advisor) until December 2013.	12	None

Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years
Officers
Mitchell E. Appel Age: 45	President	Since 2008
President of each of the Value Line Funds since June 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.

Michael J. Wagner Age: 65	Chief Compliance Officer	Since 2009	Chief Compliance Officer of each of the Value Line Funds since 2009; President of Northern Lights Compliance Services, LLC (formerly Fund Compliance Services, LLC) (2006 – present).
Emily D. Washington Age: 37	Treasurer and Chief Financial Officer; Secretary	Since 2009	Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since 2008 and Secretary since 2010; Secretary of the Adviser since 2011.

*
Mr. Appel is an “interested person” as defined in the 1940 Act by virtue of his position with EULAV Securities LLC (the “Distributor”) and the Adviser.

The address for each of the above is 7 Times Square, 21st Floor, New York, NY 10036-6524.
Committees. The non-interested Directors of each Fund serve as members of the Audit Committee of the Board of Directors. The principal function of the Audit Committee consists of overseeing the accounting and financial reporting policies of the Fund and meeting with the Fund’s independent registered public accounting firm to review the range of their activities and to discuss the Fund’s system of internal accounting controls. The Audit Committee also meets with the Fund’s independent registered public accounting firm in executive session at most meetings of the Audit Committee. There were four meetings of each Fund’s Audit Committee during the last calendar year. Each Fund has a Valuation Committee consisting of Mitchell E. Appel and Joyce E. Heinzerling (or one other non-interested Director if she is not available). There were no meetings of the Valuation Committees during the last calendar year. The Valuation Committee reviews any actions taken by the Pricing Committee of each Fund which consists of certain officers and employees of the respective Fund and the Adviser, in accordance with the valuation procedures adopted by each Fund’s Board of Directors. Each Fund also has a combined Nominating/Governance Committee consisting of certain of the non-interested directors the purpose of which is to review and nominate candidates to serve as non-interested directors and supervise Fund governance matters. The Nominating/Governance Committee generally will not consider nominees recommended by shareholders. The Nominating/Governance Committee met two times during the last calendar year.
Board Structure. The Board is comprised of seven Directors, six of whom (87%) are not “interested persons” (as that term is defined in the 1940 Act) of the Fund (the “Independent Directors”). The Board has appointed Mr. Hillman (an Independent Director) as its Chair and Mr. Appel (the President of the Adviser) as its Chief Executive Officer. The Board has established three standing committees: the Audit Committee, the Nominating/Governance Committee and the Valuation Committee. The Audit Committee and the Nominating/Governance Committee are chaired by, and composed entirely of, Independent Directors. The Valuation Committee is composed of an Independent Director and an interested Director. See “Committees” above for a further description of the composition, duties and responsibilities of these committees.
The Directors and the members of the Board’s committees annually evaluate the performance of the Board and the committees, which evaluation includes considering the effectiveness of the Board’s committee structure. The Board believes that their leadership structure, including an Independent Director as the Chair, is appropriate in light of the asset size of the respective Funds and the other Value Line Funds, the number of Value Line Funds, and the nature of the Funds’ business, and is consistent with industry best practices. In particular, the Board believes that having a super-majority of Independent Directors is appropriate and in the best interests of each Fund’s shareholders.
Risk Oversight. As part of their responsibilities for oversight of the Funds, the Board oversees risk management of each Fund’s investment program and business affairs. The Board performs its oversight responsibilities as part of its Board and Committee activities. The Independent Directors also regularly meet outside the presence of management and have engaged independent legal counsel to assist them in performing their oversight responsibilities. The Board has delegated to the Audit Committee oversight responsibility of the integrity of the Funds’ financial statements, the Funds’ compliance with legal and regulatory requirements as they relate to the financial statements, the independent auditor’s qualifications and independence, the Funds’ internal controls over financial reporting, the Funds’ disclosure controls and procedures and the Funds’ code of business conduct and ethics pursuant to the Sarbanes-Oxley Act of 2002. The Audit Committee reports areas of concern, if any, to the Fund’s Board for discussion and action.
The Board, including the Independent Directors, has approved the Funds’ compliance program and appointed the Funds’ Chief Compliance Officer, who is responsible for testing the compliance procedures of the Funds and certain of its service providers. Senior management and the Chief Compliance Officer report at least quarterly to the Board regarding compliance matters relating to the Funds, and the Chief Compliance Officer annually assesses (and reports to the Board regarding) the operation of the Funds’ compliance program. The Independent Directors generally meet at least quarterly with the Chief Compliance Officer outside the presence of management.
Qualifications and Experience of Directors. The Board believes that each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors lead to the conclusion that each Director should serve in such capacity. Among other attributes common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, counsel and the independent registered public accounting firm, to exercise effective business judgment in the performance of their duties, and to represent the interests of all the shareholders. A Director’s ability to perform his duties effectively may have been attained through his educational background or professional training; business, consulting or academic leadership positions; experience from service as a Director of a Fund, or in various roles at public companies, private entities or other organizations; and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific qualifications, attributes or skills of each Director that support the conclusion that each person is qualified to serve as a Director.
Mr. Appel has served as an interested Director on the Board since 2010. His relevant experience includes serving as President of each Value Line Fund since 2008, Chief Financial Officer of Value Line, Inc. from September 2005 to December 2010 (excluding November 2007 – April 2008) and President of the Adviser since February 2009.
Ms. Heinzerling has served as an Independent Director on the Board since 2008. Her relevant experience includes being the president of a regulatory consulting company, former general counsel to an investment adviser and a former director of an unaffiliated mutual fund family.
Mr. Hillman has served as an Independent Director on the Board since March 2015 and Chairman of the Board since April 2016. His relevant experience includes being a Certified Public Accountant, serving as an independent director to closed-end mutual funds and authoring the book Regulated Investment Companies, as well as having been a Principal Financial Officer of registered investment advisors and a tax partner of two public accounting firms.

Mr. Kuritzkes has served as an Independent Director on the Board since March 2015 and Chairman of the Audit Committee since April 2016. His relevant experience includes having been a senior officer and general counsel to several large public and private companies as well as serving on the boards of several non-profit organizations, including chairing the board of a university-based center for performing arts.
Dr. Oakley has served as an Independent Director on the Board since 1993. His relevant experience includes being the former president of a college with endowment fund oversight responsibility and serving in other leadership positions and serving on other boards.
Dr. Roberts has served as an Independent Director on the Board since 2000. His relevant experience includes being an economist and a former Assistant Secretary of the U.S. Treasury and a nationally syndicated columnist.
Ms. Sheerr has served as an Independent Director on the Board since 2000. Her relevant experience includes having been a senior financial adviser of an investment adviser and serving on other boards, including as chairman, with endowment fund oversight responsibility.
The following table sets forth information regarding compensation of Directors by the Funds and the eleven other Value Line Funds of which each of the Directors was a director or trustee for the fiscal year ended March 31, 2016. Directors who are officers or employees of Value Line or a subsidiary of Value Line do not receive any compensation from the Funds or any of the Value Line Funds. The Funds have no retirement or pension plan for its Directors.
Name of Person	Aggregate Compensation from Value Line Small Cap Opportunities Fund	Aggregate Compensation from Value Line Asset Allocation Fund	Total Compensation from Value Line Funds
Interested Director
Mitchell E. Appel	$-0-	$-0-	$-0-
Non-Interested Directors
Joyce E. Heinzerling	$11,831.37	$9,118.47	$76,000.00
James E. Hillman	$8,497.64	$6,664.19	$54,000.00
Michael Kuritzkes	$8,497.64	$6,664.19	$54,000.00
Francis C. Oakley	$11,831.37	$9,118.47	$76,000.00
David H. Porter*	$14,637.70	$11,286.54	$94,000.00
Paul Craig Roberts	$11,225.24	$8,672.24	$72,000.00
Nancy-Beth Sheerr	$13,052.39	$10,028.71	$84,000.00

*
Deceased. Dr. Porter died on March 26, 2016.

The following table illustrates the dollar range of any equity securities beneficially owned by each Director in the Funds and in all of the Value Line Funds as of December 31, 2015:
Name of Director	Dollar Range of Equity Securities in Value Line Asset Allocation Fund	Dollar Range of Equity Securities in Value Line Small Cap Opportunities Fund	Aggregate Dollar Range of Equity Securities in All of the Value Line Funds
Interested Director
Mitchell E. Appel	$10,001 – $50,000	$10,001 – $50,000	Over $100,000
Non-Interested Directors
Joyce E. Heinzerling	$10,001 – $50,000	$10,001 – $50,000	$50,001 – $100,000
James E. Hillman	$10,001 – $50,000	$10,001 – $50,000	$50,001 – $100,000
Michael Kuritzkes	$1 – $10,000	$1 – $10,000	$10,001 – $50,000
Francis C. Oakley	$1 – $10,000	$1 – $10,000	$50,001 – $100,000
David H. Porter*	$1 – $10,000	$1 – $10,000	$10,001 – $50,000
Paul Craig Roberts	$-0-	Over $100,000	Over $100,000
Nancy-Beth Sheerr	$1 – $10,000	$1 – $10,000	$10,001 – $50,000

*
Deceased. Dr. Porter died on March 26, 2016.

As of March 31, 2016, with respect to each Fund, no person owned of record or, to the knowledge of the Fund, owned beneficially, 5% or more of its outstanding shares, other than:
Value Line Asset Allocation Fund
National Financial Services LLC, 200 Liberty Street, New York, NY 10281	2,373,452 Investor Class shares (approximately 22% of the shares outstanding)
Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94101	4,985,379 Investor Class shares (approximately 46% of the shares outstanding)
12,986 Institutional Class shares (approximately 6.2% of the shares outstanding)
Value Line Small Cap Opportunities Fund
National Financial Services LLC, 200 Liberty Street, New York, NY 10281	2,269,387 Investor Class shares (approximately 24% of the shares outstanding)
Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94101	5,331,820 Investor Class shares (approximately 56% of the shares outstanding)
40,359 Institutional Class shares (approximately 46.3% of the shares outstanding)
TD Ameritrade Inc., P.O. Box 2226 Omaha, NE 68103	19,900 Institutional Class shares (approximately 23% of the shares outstanding)
TD Ameritrade Trust Co., P.O. Box 17748 Denver, CO 80217	8,342 Institutional Class shares (approximately 9.6% of the shares outstanding)

Officers and Directors of each Fund owned less than 1% of the outstanding shares of the Fund. None of the non-interested Directors, and his or her immediate family members, own any shares in the Adviser or a subsidiary of the Adviser or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor.
Proxy Voting Policies
As a shareholder of the companies in which it invests, each Fund receives proxies to vote at those companies’ annual or special meetings. Each Fund’s Board of Directors has adopted Proxy Voting Policies and Procedures (“Proxy Voting Policies”) pursuant to which the Adviser votes shares owned by a Fund. The Adviser endeavors to vote proxies relating to portfolio securities in accordance with its best judgment as to the advancement of the Fund’s investment objective. The general principles of the Proxy Voting Policies reflect the Adviser’s basic investment criterion that good company management is shareholder focused and should generally be supported. The Funds generally support management on routine matters and support management proposals that are in the interests of shareholders. The Board of each Fund reviews the Proxy Voting Policies periodically.
Subject to each Board’s oversight, the Adviser has final authority and fiduciary responsibility for voting proxies received by a Fund; however, the Adviser has delegated the implementation of each Fund’s Proxy Voting Policies to Broadridge Financial Solutions (“Broadridge”), a proxy voting service that is not affiliated with the Adviser or the Funds. In addition, Broadridge will make a recommendation to the Adviser consistent with the Proxy Voting Policies with respect to each proxy that the Funds receive. On matters involving corporate governance, Broadridge will provide recommendations generated by the independent proxy advisory firm, Glass, Lewis & Co., LLC. The Adviser generally anticipates that it will follow the recommendations of Broadridge.
The following is a summary of the manner in which the Adviser would normally expect to vote on certain matters that typically are included in the proxies that the Funds receive each year; however, each proxy needs to be considered separately and a Fund’s vote may vary depending upon the actual circumstances presented. Proxies for extraordinary matters, such as mergers, reorganizations and other corporate transactions, may be considered on a case-by-case basis in light of the merits of the individual transactions.
Election of Directors, Corporate Governance and Routine Matters
The Funds generally support management on routine corporate matters and matters relating to corporate governance, such as:
•
Increases in the number of authorized shares of or issuances of common stock or other equity securities pursuant to an appropriate detailed plan;

•
Shareholder rights and recapitalization measures; and

•
The selection of independent accountants.

The types of matters of corporate governance that the Adviser would expect to vote against include:
•
The adoption of a classified board;

•
The adoption of proposals that tend to limit or reduce the market value of the company’s securities; and

•
The adoption of poison pill plans or similar anti-takeover measures.

Compensation Arrangements and Stock Option Plans
The Adviser believes, if its view of management is favorable enough that a Fund has invested in the company, that arrangements that align the interests of management and shareholders are beneficial to long-term performance. However, some arrangements or plans have features that a Fund would oppose. For example, the Funds would normally vote against a “say-on-pay” proposal if deficiencies are identified in the design of the company’s compensation program.
Social Policy Based Proposals
Generally, the Adviser will vote against proposals that address social or political issues but will consider supporting such proposals when they seek to protect shareholder rights or minimize risks to shareholder value.
If the Adviser believes that a conflict of interest exists with respect to its exercise of any proxy received by a Fund, the Adviser will report the potential conflict to a Proxy Voting Committee consisting of members of the Adviser’s staff. A conflict of interest may arise, for example, if the company to which the proxy relates is a client of the Adviser or one of its affiliates or if the Adviser or one of its affiliates has a material business relationship with that company. The Adviser’s Proxy Voting Committee is responsible for ensuring that the Adviser complies with its fiduciary obligations in voting proxies. If a proxy is referred to the Proxy Voting Committee, the Proxy Voting Committee evaluates whether a potential conflict exists and, if there is such a conflict, determines how the proxy should be voted in accordance with the best interests of the Fund and its shareholders.
Every August, each Fund will file with the Securities and Exchange Commission (“SEC”) information regarding the voting of proxies by the Fund for the 12-month period ending the preceding June 30th. Shareholders will be able to view such filings on the SEC’s website at http://www.sec.gov or at the Funds’ website at http://www.vlfunds.com.
Shareholders may also obtain a copy of the Proxy Voting Policies by contacting the Funds at the address or phone number on the cover page of this Statement of Additional Information.
Disclosure of Portfolio Holdings
Each Fund’s policy is to provide portfolio holdings information to all investors on an equal basis and in a manner that is not expected to interfere with the Fund’s investment strategies. To that end, each Fund provides general portfolio holdings information to shareholders in their annual and semi-annual reports, which reports are also filed with the SEC. In addition, with respect to fiscal quarter ends for which there is no shareholder report, each Fund files with the SEC a Form N-Q. Each of these shareholder reports or filings provides full period end portfolio holdings and are filed or mailed to shareholders within 60 days of the period end.
In addition, the Funds’ Distributor may produce for marketing purposes Fund fact sheets, which would include each Fund’s top ten holdings and other information regarding a Fund’s portfolio. These fact sheets would be prepared as soon as possible after the end of each month and available on www.vlfunds.com.
Ongoing Relationships. Officers of the Funds who are also officers of the Adviser currently authorize the distribution of portfolio holdings information other than that stated above to (i) each Fund’s service providers and (ii) investment company rating agencies which are Morningstar, S&P, Lipper, Thomson Financial, Value Line Publishing and Bloomberg pursuant to policies and procedures adopted by each Fund’s Board of Directors. The Funds’ service providers are their accountants, administrator, custodian, counsel, pricing service (Interactive Data Corporation) and proxy voting service, who may need to know a Fund’s portfolio holdings in order to provide their services to the Fund. Information is provided to such firms without a time lag. Investment company rating agencies require the portfolio holdings information more frequently than the Funds otherwise disclose portfolio holdings in order to obtain their ratings. This information is normally provided as soon as possible after the period end, which may be month end or quarter end. The Adviser believes that obtaining a rating from such rating agencies, and providing the portfolio holdings information to them, is in the best interest of shareholders. While the Funds do not have written confidentiality agreements from any rating agency or service provider and may be subject to potential risks, the information is provided with the understanding, based on duties of confidentiality arising under law or contract, that it only may be used for the purpose provided and should not be used to trade on such information or communicated to others.
Non-Ongoing Relationships. Except for rating agencies and service providers, non-public portfolio holdings disclosure may only be made if a Fund’s Chief Compliance Officer determines that there are legitimate business purposes for the Fund in making the selective disclosure and adequate safeguards to protect the interest of the Fund and its shareholders have been implemented. These safeguards may include requiring written undertakings regarding confidentiality, use of the information for specific purposes and prohibition against trading on that information. To the extent that an officer of a Fund determines that there is a potential conflict of interest with respect to the disclosure of information that is not publicly available between the interests of Fund shareholders, on the one hand, and those of the Adviser, the Distributor or any affiliated person of the Fund, the Adviser or the Distributor on the other, the officer must inform the Fund’s Chief Compliance Officer of such potential conflict who shall determine whether disclosure is reasonable under the circumstances and shall report such potential conflict of interest to the Fund’s Board of Directors. The Chief Compliance Officer will also report to the Board of Directors regarding any disclosure (other than to rating agencies and service providers) at the Board meeting next following the selective disclosure. The Funds do not release portfolio holdings information to any person for compensation.
Each Fund’s Board of Directors has approved its portfolio holdings disclosure policy and may require the Adviser to provide reports on its implementation from time to time including a review of any potential conflicts of interest in the disclosure made by the Adviser in accordance with the policy or the exceptions permitted under the policy. It may also require that each Fund’s Chief Compliance Officer monitor compliance with this policy.
INVESTMENT ADVISORY AND OTHER SERVICES
The investment advisory agreement between each Fund and the Adviser provides for an advisory fee based on the Fund’s average daily net assets at the annual rates indicated below. The table also sets forth the advisory fee paid by each Fund during the fiscal years ended March 31, 2016, 2015 and 2014.
	Advisory Fee Rate as a % of Average Daily Net Assets	Advisory Fees Paid or Accrued to the Adviser for the fiscal years ended March 31:
		2016	2015	2014
Value Line Asset Allocation Fund	0.65%	$1,866,430	$1,615,366	$1,292,455
Value Line Small Cap Opportunities Fund	0.75%	$2,697,518	$2,627,434	$2,558,932
Each Fund’s investment advisory agreement provides that the Adviser shall render investment advisory and other services to the Fund including, at its expense, all administrative services, office space and the services of all officers and employees of the Fund. Each Fund pays all other expenses not assumed by the Adviser including taxes, interest, brokerage commissions, insurance premiums, fees and expenses of the custodian and shareholder servicing agents, legal, audit and Fund accounting expenses and fees, fees and expenses in connection with qualification under federal and state securities laws and costs of shareholder reports and proxy materials. Each Fund has agreed that it will use the words “Value Line” in its name only so long as the Adviser serves as investment adviser to the Fund and the Fund does not alter its investment objectives or fundamental policies to use leverage for investment purposes or other strategies similar to that of hedge funds. The agreement will terminate upon its “assignment,” as such term is defined in the 1940 Act. As described below, the Adviser is a party to an Expense Limitation Agreement for the benefit of the Institutional Class shares of Value Line Asset Allocation Fund and Value Line Small Opportunities Fund. See “Expense Limitation Agreement” below.
The Adviser currently acts as investment adviser to 10 other investment companies which, together with the Funds, constitute the Value Line Funds with combined assets under management of approximately $2.2 billion as of March 31, 2016.
Certain of the Adviser’s clients may have investment objectives similar to a Fund and certain investments may be appropriate for a Fund and for other clients advised by the Adviser. From time to time, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all such clients. In addition, a particular security may be bought for one or more clients when one or more other clients are selling such security, or purchases or sales of the same security may be made for two or more clients at the same time. In such event, such transactions, to the extent practicable, will be averaged as to price and allocated as to amount in proportion to the amount of each order. In some cases, this procedure could have a detrimental effect on the price or amount of the securities purchased or sold by a Fund. In other cases, however, it is believed that the ability of a Fund to participate, to the extent permitted by law, in volume transactions will produce better results for the Fund.
The Adviser and/or its affiliates, officers, directors and employees may from time to time own securities which are also held in the portfolio of a Fund. The Funds, the Adviser and the Distributor have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by a Fund. The Code of Ethics requires that such personnel submit reports of security transactions for their respective accounts and restricts trading in various situations in order to avoid possible conflicts of interest.
Principal Underwriter. Each Fund has entered into a distribution agreement with the Distributor, a wholly-owned subsidiary of the Adviser, whose address is 7 Times Square, 21st Floor, New York, NY 10036-6524, pursuant to which the Distributor acts as principal underwriter and distributor of the Fund for the sale and distribution of its shares. For its services under the agreement, the Distributor is not entitled to receive any compensation, although it is entitled to receive fees under each Fund’s Service and Distribution Plan (12b-1 Plan) (each a “Plan” and together the “Plans”). The Distributor also serves as distributor to the other Value Line Funds.
Expense Limitation Agreement. Effective March 17, 2016, each of Value Line Asset Allocation Fund and Value Line Small Cap Opportunities Fund have entered into an Expense Limitation Agreement with the Adviser and the Distributor. The Expense Limitation Agreement provides that the Distributor will waive Institutional Class-specific fees payable under a Fund’s Sub-Transfer Agency and Servicing Plan, and the Adviser will pay or reimburse other Institutional Class-specific expenses, to the extent necessary so that the Fund’s total annual operating expenses (other than extraordinary expenses incurred in different amounts by the share classes outside of the ordinary course of business) which are allocated to its Institutional Class shares is less than that allocated to its Investor Class shares by the percentage of average daily net assets that the Investor Class shares pay as 12b-1 fees during the same period (the “Expense Limitation”). The Adviser and the Distributor may subsequently recover from assets attributable to the Institutional Class of the applicable Fund the reimbursed expenses and/or waived fees (within 3 years after the fiscal year end in which the waiver/reimbursement occurred) to the extent that the Institutional Class’s expense ratio is less than the Expense Limitation. The Expense Limitation can be terminated or modified before July 31, 2017 only with the agreement of the Fund’s board.

Other Service Providers. State Street Bank and Trust Company (“State Street”) has been retained to provide certain bookkeeping, accounting and administrative services for the Funds. Each Fund pays State Street $30,000 per annum for providing bookkeeping and accounting services; the Adviser pays State Street $44,000 per annum, per Fund, for providing administrative services for the Funds. State Street, whose address is 225 Franklin Street, Boston, MA 02110, also acts as each Fund’s custodian, transfer agent and dividend-paying agent. As custodian, State Street is responsible for safeguarding each Fund’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on each Fund’s investments. As transfer agent and dividend-paying agent, State Street effects transfers of Fund shares by the registered owners and transmits payments for dividends and distributions declared by each Fund. Boston Financial Data Services, Inc., a State Street affiliate, whose address is 330 W. 9th Street, Kansas City, MO 64105, provides certain transfer agency functions to each Fund as an agent for State Street.
PricewaterhouseCoopers LLP, whose address is 300 Madison Avenue, New York, NY 10017, acts as the Fund’s independent registered public accounting firm.
Ownership and Control of the Adviser. The Adviser’s voting securities are held in equal percentages by five shareholders, each of which also serves as a trustee of the Adviser. Together, they manage the combined company consisting of the Adviser and the Distributor much like a board of directors. Day-to-day management of the Adviser and the Distributor is delegated to its senior executive, Mitchell E. Appel. The current trustees and holders of the Adviser’s voting profits interests are: Mr. Appel, Avi T. Aronovitz, John P. Ellis, Robert E. Rice and R. Alastair Short.
A non-voting profits interest and a non-voting revenues interest in the Adviser is retained by its predecessor, Value Line, Inc. (“Value Line”). Value Line has with respect to the Adviser the benefit of certain consent rights, such as selling all or a significant part of the Adviser, making material acquisitions, entering into businesses other than asset management and fund distribution, declaring bankruptcy, making material changes in tax or accounting policies or making material borrowings, and entering into related party transactions. However, Value Line has no power to vote for the election, removal or replacement of trustees of the Adviser.
Value Line has (1) granted the Adviser, the Distributor and each Fund a permanent right to use of the name “Value Line” so long as the Adviser remains the Fund’s adviser and the Fund does not alter its investment objectives or fundamental policies as they exist on the date of the investment advisory agreement to create a risk profile similar to that of so-called hedge funds and (2) agreed to provide the Adviser its ranking information without charge on as favorable a basis as to its best institutional customers.
Portfolio Managers
Stephen E. Grant is primarily responsible for the day-to-day management of the Value Line Asset Allocation Fund’s equity portfolio. Jeffrey Geffen and Liane Rosenberg are primarily responsible for the day-to-day management of the non-equity portion of the Fund’s portfolio.
Stephen E. Grant is primarily responsible for the day-to-day management of the Value Line Small Cap Opportunities Fund’s portfolio.
Compensation. Each portfolio manager employed by the Adviser receives a fixed base salary. In addition, a manager may receive an annual bonus in the Adviser’s discretion. Salary and bonus are paid in cash. Base salary is normally reevaluated on an annual basis. Any bonus is completely discretionary and may be in excess of a manager’s base salary. The profitability of the Adviser and the investment performance of the accounts that the portfolio manager is responsible for are factors in determining the manager’s overall compensation. The level of any bonus compensation may be influenced by the relative performance of the accounts managed by the portfolio manager or the financial performance of the Adviser. However, as noted, all bonus compensation is discretionary and the Adviser does not employ formulas with respect to either of these factors to compute a portfolio manager’s bonus. There are no differences in a portfolio manager’s compensation structure for managing mutual funds or private accounts.
Other Accounts Managed. The table below shows the number of Value Line Funds for which each portfolio manager has primary or joint responsibility of day-to-day management and the combined total assets of those Value Line Funds at March 31, 2016. None of the Fund’s portfolio managers manage any private accounts.
	Number of Funds	Total Assets
Stephen E. Grant	7	$1.8 billion
Jeffrey Geffen	3	$650 million
Liane Rosenberg	6	$904 million
Material Conflicts of Interest. The Adviser’s portfolio managers typically manage more than one account. Portfolio managers make investment decisions for each account based on the investment objectives and policies of each such account. If the portfolio manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not take full advantage of that opportunity because the opportunity may need to be allocated among more than one account. In addition, a portfolio manager may purchase or sell securities of one account and not another account. None of the accounts pay performance-related fees. Investments are allocated pro rata among all of the Adviser’s accounts in a manner which the Adviser deems to be fair and equitable. The Adviser currently does not have any private accounts.
Ownership of Securities. None of the Funds’ portfolio managers own shares of the Funds they manage.
CAPITAL STOCK AND SHARE CLASSES
Each Fund is an open-end diversified management investment company incorporated in Maryland and governed by Articles of Association and By-Laws, as amended from time to time, that authorize the Fund’s Directors to issue and classify shares of common stock in one or more classes. Each share of each Fund’s common stock, $.001 par value, represents a proportionate interest in the assets belonging to the Fund and has one vote with fractional shares voting proportionately. Shares have no preemptive rights, are freely transferable, are entitled to dividends as declared by the Directors and, if a Fund were liquidated, would receive the net assets of the respective Fund. The Directors of each Fund have authorized two classes of shares: the Investor Class and the Institutional Class.
Each share class of a Fund represents an interest in the same assets of such Fund, has the same rights and is identical in all material respects except that: (i) each class of shares may bear different (or no) distribution fees and/or sales loads; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Board of Directors’ fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements; and (iv) when the interests of one class of shares differ from the interests of any other class, the shareholders of each differing class will vote separately on the matter at issue. In choosing which class of shares to purchase, you should consider which will be most beneficial to you given the amount of your purchase and the length of time you expect to hold the shares.
The primary differences between the Investor Class and the Institutional Class of each Fund are the ongoing fees, minimum purchase amounts and the distribution channels through which shares of the classes may be purchased. As described in “Service and Distribution Plan” below, a Rule 12b-1 fee is paid from Investor Class assets at the annual rate of 0.25% of the Fund’s average daily net assets attributable to Investor Class shares as compensation to the Distributor for providing distribution, marketing and administrative services primarily intended to result in the sale of Investor Class shares for such Fund. Institutional Class shares do not pay Rule 12b-1 distribution and service fees, and are not subject to the Plan.
The minimum initial investment in each Fund is $1,000 to purchase Investor Class shares and $100,000 in the aggregate to purchase Institutional Class shares. However, the minimum investment to purchase Institutional Class shares in a Fund does not apply to:
•
Investors in fee-based investment advisory programs sponsored by a broker-dealer or other financial institution, that have entered into a special arrangement with the Fund and/or the Distributor specifically for such purchases, provided that the program invests in the Fund through an omnibus account.

•
Employer-sponsored retirement or benefit plans that invest in the Fund through an omnibus account, directly or through an intermediary, provided that, in the case of investment through an intermediary, the intermediary has entered into a special arrangement with the Fund and/or the Distributor specifically for that purpose.

•
Individual retirement accounts, including Regular and Roth IRAs, individual Section 403(b) plans, and Section 401(a) or (k) accounts.

You can exchange all or part of your shares of a particular class of a Fund for shares of the same class of another Value Line mutual fund or other funds offered through the Distributor, provided that such fund offers the same class of shares and your investment in such fund satisfies any applicable minimum investment or other criteria for purchasing shares of such class of the fund. Consult with your intermediary or Shareholder Services at 800-243-2729 to determine if your shares of a Fund are eligible for exchange into shares of another fund of the same class or a different class with a lower minimum initial investment or other criteria that you satisfy. If the other fund does not offer multiple classes, you may still obtain shares of such fund in exchange for your Fund shares, provided you satisfy any applicable criteria for purchasing shares of such fund. There may be limitations on exchanging Fund shares for shares of another fund or a different class of shares, or moving shares held in certain types of accounts to a different type of account or a new account maintained by a financial intermediary.
You may be eligible to convert your Investor Class shares of a Fund into Institutional Class shares of that Fund if your investment in the Fund appreciates in value, or increases through additional purchases or exchanges, to exceed any applicable minimum investment for purchasing Institutional Class shares of such Fund. Consult with your intermediary or Shareholder Services at 800-243-2729 to determine if your Investor Class shares are eligible for conversion into Institutional Class shares of a Fund. If you hold Institutional Class shares of a Fund, and exchanges or redemptions from the Fund cause the balance of your investment to fall below any applicable minimum investment for purchasing Institutional Class shares, the Fund may ask you to increase your balance within 30 days. If your account is not brought up to the minimum, the Fund may convert your Institutional Class shares into Investor Class shares or redeem all of your shares and close your account.
SERVICE AND DISTRIBUTION PLAN AND SUB-TRANSFER AGENCY FEES
Service and Distribution Plan
Each Fund has adopted, on behalf of the Investor Class, a Plan which is designed to finance the activities of the Distributor in advertising, marketing and distributing Fund shares and for servicing Fund shareholders. Under each Plan, the Distributor is paid Rule 12b-1 fees from Investor Class assets of each Fund at the annual rate of 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Institutional Class shares do not pay Rule 12b-1 fees and are not subject to the Plan. Effective August 1, 2014 to July 31, 2015, the Distributor contractually agreed to waive a portion of the Rule 12b-1 fees otherwise payable from assets attributable to Investor Class shares for the Value Line Asset Allocation Fund in an amount equal to 0.10% of such average daily net assets. For the fiscal year ended March 31, 2016, fees waived amounted to $92,206. The waiver was eliminated effective August 1, 2015.
The table below sets forth for each Fund’s fiscal year ended March 31, 2016 the net fees paid from Investor Class assets to the Distributor pursuant to the Plan, the amounts paid by the Distributor to other broker-dealers, and the amounts incurred by the Distributor in advertising and other marketing expenses. The fees payable to the Distributor under each Plan are payable without regard to actual expenses incurred.
	Fees Paid to the Distributor	Fees Paid by the Distributor to other Broker-Dealers	Advertising and Marketing Expenses Paid by the Distributor
Value Line Asset Allocation Fund	$623,938	$747,587	$221,963
Value Line Small Cap Opportunities Fund	$897,661	$1,090,197	$255,872
The principal services and expenses for which such compensation may be used under each Plan are primarily intended to result in the sale of Investor Class shares and include: compensation to employees or account executives and reimbursement of their expenses; overhead and telephone costs of such employees or account executives; printing of prospectuses or reports for prospective shareholders advertising; preparation, printing and distribution of sales literature; and allowances to other broker-dealers. A report of the amounts expended under each Plan is submitted to the Directors each quarter. Because of the Plan, long-term shareholders of Investor Class shares may pay more than the economic equivalent of the maximum sales charge permitted by the Financial Industry Regulatory Authority regarding investment companies.
As noted above, each Plan is a compensation plan, which means that the Distributor’s fees under the Plan are payable without regard to actual expenses incurred by the Distributor. To the extent the revenue received by the Distributor pursuant to a Plan exceeds the Distributor’s marketing expenses, the Distributor may earn a profit under the Plan.
Each Plan is subject to annual approval by the respective Fund’s Directors, including the non-interested Directors. Each Plan is terminable at any time by vote of the respective Fund’s Directors or by vote of a majority of the Investor Class shares of the Fund. Pursuant to each Plan, a new Director who is not an “interested person” (as defined in the 1940 Act) must be nominated by existing Directors who are not “interested persons”.

Because amounts paid pursuant to each Plan are paid to the Distributor, the Distributor and its officers, directors and employees may be deemed to have a financial interest in the operation of the Plan. None of the non-interested Directors has a financial interest in the operation of each Plan.
Each Plan was adopted because of its anticipated benefits to the Fund’s Investor Class and its shareholders. These anticipated benefits include: the ability to realize economies of scale as a result of increased promotion and distribution of the Fund’s shares, and enhancement in the Fund’s ability to maintain accounts and improve asset retention, increased stability of net assets for the Fund, increased stability in the Fund’s investment positions, and greater flexibility in achieving investment objectives. Although each Plan is adopted and evaluated in light of its benefits to the Investor Class of a Fund, all share classes of that Fund (including the Institutional Class) are likely to participate in certain of these benefits. The costs of any joint distribution activities between a Fund and other Value Line Funds will be allocated among the Funds and, as applicable, the classes of the Funds based on their relative net asset value or another reasonable method of allocation.
Sub-Transfer Agency Services and Fees
Each Fund has adopted, on behalf of each class, a Sub-Transfer Agency and Servicing Plan, pursuant to which financial intermediaries are compensated out of assets attributable to such class for providing sub-transfer agency and related services to investors that hold their Fund shares of such class in omnibus accounts maintained by the financial intermediaries with the Fund. The sub-transfer agency fee, which may be paid directly to the financial intermediary or indirectly via the Distributor, is equal to the lower of  (i) the aggregate amount of additional transfer agency fees and expenses that a Fund would otherwise pay to State Street if each subaccount in the omnibus account for such class of shares maintained by the financial intermediary with the Fund were a direct account with the Fund and (ii) the amount by which the fees charged by the financial intermediary for including the Fund on its platform and providing shareholder, sub-transfer agency and related services with respect to shares of the applicable class in the omnibus account maintained with the financial intermediary exceed (x) $0 in the case of Institutional Class shares, or (y) the amount paid under the Fund’s Plan in the case of Investor Class shares. In addition, the amount of sub-transfer agency fees payable by a given class of shares of a Fund to all financial intermediaries in the aggregate is subject to a maximum cap of 0.05% of the Fund’s average daily net assets attributable to such class of shares. If the sub-transfer agency fee is paid to financial intermediaries indirectly via the Distributor, the Distributor does not retain any amount thereof and such fee otherwise reduces the amount that the Distributor is contractually obligated to pay to the financial intermediary. The Sub-Transfer Agency and Servicing Plan is subject to annual approval by each Board and is terminable at any time by the Board. In addition to payments by Institutional Class and Investor Class shares under a Fund’s Sub-Transfer Agency and Servicing Plan and payments by Investor Class shares under a Fund’s Plan, the Distributor or its affiliates may make additional payments to the financial intermediary out of their own assets as described below.
Additional Financial Intermediary Compensation
If you purchase shares of a Fund through a broker, fund trading platform or other financial intermediary (collectively, “intermediaries”), your intermediary may receive various forms of compensation (which may come directly or indirectly from the Fund and other Value Line Funds) from the Fund, the Distributor, the Adviser and/or their affiliates (collectively, the “Service Providers”). The amount of such payments may be based on a variety of factors, including sales of Fund shares through that intermediary or the value of shares held by investors through that intermediary and in certain instances are subject to minimum payment levels. Compensation from the Service Providers may vary among intermediaries. The types of payments an intermediary may receive include:

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Payments under the Plan which are asset-based charges paid from the assets of the Fund attributable to Investor Class shares;

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Payments for sub-transfer agency and related services to omnibus account investors, which are paid from the assets of the Fund attributable to Investor Class shares and Institutional Class shares; and

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Payments by the Service Providers out of its own assets. These payments are in addition to payments made from assets of the Fund, such as payments under the Plan and payments for sub-transfer agency and related services. These payments may take the form of, among other things: “due diligence” payments for an intermediary’s examination of the Fund and payments for providing extra employee training, education and information relating to the Fund; “listing” fees for the placement of the Fund on an intermediary’s list of mutual funds available for purchase by its customers; “finders” fees for directing investors to the Fund; “distribution and marketing support” fees for providing assistance in promoting the sale of the Funds’ shares; payments for the sale of shares and/or the maintenance of share balances; maintenance fees; and set-up fees regarding the establishment of new accounts. You should consult with your intermediary and review carefully any disclosure by the intermediary as to compensation received by it for more information about the payments described above. Although a portion of the Service Providers’ revenue comes directly or indirectly in part from fees paid by the Fund and other funds, these payments do not increase the price paid by investors for the purchase of shares of the Fund or other funds. The Service Providers generally agree amongst themselves what payment to make to intermediaries and which Service Provider will bear or make such payments. Payments of this type are sometimes referred to as revenue-sharing payments.

In addition, the Service Providers may contribute to various non-cash and cash incentive arrangements to promote the sale of Fund shares, and may sponsor various contests and promotions subject to applicable FINRA regulations in which participants may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the Service Providers may also: (i) pay for the travel expenses, meals, lodging and entertainment of intermediaries and their salespersons in connection with educational and sales promotional programs, (ii) sponsor speakers, educational seminars and charitable events and (iii) provide other sales and marketing conferences and other resources to intermediaries and their salespersons.
Payments to an intermediary may be significant to the intermediary, and amounts that intermediaries pay to your financial advisor or investment professional may also be significant for your financial advisor or investment professional. Because an intermediary may make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive, revenue sharing payments create conflicts of interest between the intermediary and its clients and these financial incentives may cause the intermediary to recommend the Fund and other funds over other investments. The same conflict of interest exists with respect to your financial advisor or investment professional if he or she receives similar payments from his or her intermediary firm.
The maximum amount of compensation that may be paid to any intermediary under each Plan is 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. The maximum amount of compensation for sub-transfer agency and related services that may be paid out of the assets attributable to either class of a Fund to any intermediary is the lower of  (i) the aggregate amount of additional transfer agency fees and expenses that a Fund would otherwise pay to State Street if each subaccount in the omnibus account maintained by the financial intermediary with the Fund were a direct account with the

Fund and (ii) the amount by which the fees charged by the financial intermediary for including the Fund on its platform and providing shareholder, sub-transfer agency and related services with respect to shares of the applicable class in the omnibus account exceed (a) $0 in the case of Institutional Class shares, or (b) the amount paid under the Fund’s Plan in the case of Investor Class shares. In addition, the amount of sub-transfer agency fees payable by a given class of shares of a Fund to all financial intermediaries in the aggregate is subject to a maximum cap of 0.05% of the Fund’s average daily net assets attributable to such class of shares. Generally, the maximum amount of additional compensation that the Distributor pays to any intermediary from its own assets is 0.15% of the respective Fund’s average daily net assets attributable to Investor Class shares and expected to be 0.10% of the average daily net assets attributable to Institutional Class shares. However, to the extent the Distributor waives any fees it would have otherwise received under a Plan, the Distributor (and not the Fund) would pay the intermediaries out of its own assets any such amounts waived.
At March 31, 2016, the Distributor makes payments out of its own assets to the following financial intermediaries whose fees exceed payments by the applicable class of each Fund under the Sub-Transfer Agency and Servicing Plan and, in the case of the Investor Class, the Plan.
Ameritrade
Charles Schwab
Hand Securities, Inc.
KMS Financial Services
MSCS Financial Services
National Financial Services
Pershing
Vanguard
PNC Bank (formerly National City)
US Bank
Financial intermediaries may have been added or removed from the list above since March 31, 2016.
Intermediaries may charge their clients additional fees for account-related services. For example, intermediaries may charge their customers a service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of any such fee is determined by, and should be disclosed to its customers by, each individual intermediary. Service fees typically are fixed, nominal dollar amounts and are in addition to the charges described in the Prospectuses and this SAI. Your intermediary should provide you with specific information about any service fees you will be charged.
BROKERAGE ALLOCATION AND OTHER PRACTICES
Orders for the purchase and sale of portfolio securities are placed with brokers and dealers who, in the judgment of the Adviser, will obtain the best results for a Fund’s portfolio taking into consideration such relevant factors as price, the ability of the broker to effect the transaction and the broker’s facilities, reliability and financial responsibility.
Commission rates and spreads, being a component of price, are considered together with such factors. Debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account as principals and not as brokers, without stated commissions, though the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are bought at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s “concession” or “discount.” On occasion, certain money market instruments may be bought directly from an issuer, in which case no commissions or discounts are paid.

Pursuant to the provisions of Section 28(e) of the Securities Exchange Act of 1934, the Adviser is also authorized to place purchase or sale orders with brokers or dealers who may charge a commission in excess of that charged by other brokers or dealers if the amount of the commission charged is reasonable in relation to the value of the brokerage and research services provided viewed either in terms of that particular transaction or in relation to the Adviser’s overall responsibilities with respect to the account as to which the Adviser exercises investment discretion. Research services provided to the Adviser by broker-dealers are available for the benefit of all Funds and accounts managed by the Adviser, and the allocation of such benefits relative to commissions paid by a Fund or account will be in such amounts and in such proportion as the Adviser may determine. The information and services that may be furnished to the Adviser include the furnishing of research reports and statistical compilations and computations and the providing of current quotations for securities. When services and information are furnished to the Adviser at no cost, certain of these services might relieve the Funds or the Adviser of expenses which they would otherwise have to pay. The advisory fee paid by the Funds to the Adviser will not be reduced as a result of the Adviser’s receipt of information and research services. Such information and services are considered by the Adviser, and brokerage commissions are allocated in accordance with its assessment of such information and services, but only in a manner consistent with the placing of purchase and sale orders with brokers and/or dealers, which, in the judgment of the Adviser, are able to execute such orders as expeditiously as possible. Orders may also be placed with brokers or dealers who sell shares of the Funds or other Value Line Funds, but this fact, or the volume of such sales, is not a consideration in their selection.
The table below sets forth the brokerage commissions paid by each Fund during the fiscal years ended March 31, 2014, 2015 and 2016. During the fiscal year ended March 31, 2016, all of the Funds’ brokerage commissions were paid to brokers or dealers solely for their services in obtaining the best prices and executions.
	Brokerage Commissions Paid During the Fiscal Years Ended March 31:
	2014	2015	2016
Value Line Asset Allocation Fund	$8,351	$7,307	$10,164
Value Line Small Cap Opportunities Fund	$12,805	$16,800	$16,620
Portfolio Turnover. Each Fund’s portfolio turnover rate for recent fiscal years is shown under “Financial Highlights” in the Funds’ Prospectus
PURCHASE, REDEMPTION AND PRICING OF SHARES
Purchases. Shares of a Fund are purchased at the net asset value next calculated after receipt of a purchase order. The minimum amount of an initial investment in a Fund varies depending on the class of shares you buy and the type of account, as described above in “CAPITAL STOCK AND SHARE CLASSES.” The minimum amount of any additional investment is $100, provided that no minimum applies to the automatic reinvestment of dividends and distributions received from the Fund. Each Fund reserves the right to reduce or waive the minimum purchase requirements.
Automatic Purchases. Each Fund offers a free service to its Investor Class shareholders, Valu-Matic®, through which monthly investments of  $25 or more may be made automatically into the shareholder’s Fund account. The required form to enroll in this program is available upon request from the Distributor.
Retirement Plans. Shares of a Fund may be purchased as the investment medium for various tax-sheltered retirement plans. Upon request, the Distributor will provide information regarding eligibility and permissible contributions. Because a retirement plan is designed to provide benefits in future years, it is important that the Fund’s investment objective be consistent with the participant’s retirement objectives. Premature withdrawals from a retirement plan may result in adverse tax consequences. For more complete information, contact Shareholder Services at 1-800-243-2729.
Redemptions. The right of redemption may be suspended, or the date of payment postponed beyond the normal seven-day period, by a Fund under the following conditions authorized by the 1940 Act: (1) For any period (a) during which the New York Stock Exchange is closed, other than customary weekend and holiday closing, or (b) during which trading on the New York Stock Exchange is restricted; (2) For any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practical, or (b) it is not reasonably practical for the Fund to determine the fair value of its net assets; or (3) For such other periods as the SEC may by order permit for the protection of the Fund’s shareholders.
Redemptions are taxable transactions for shareholders that are subject to tax. The value of shares of a Fund on redemption may be more or less than the shareholder’s cost, depending upon the market value of a Fund’s assets at the time. Shareholders should note that if a loss has been realized on the sale of shares of the Fund, the loss may be disallowed for tax purposes to the extent that shares of the same Fund are purchased within (before or after) 30 days of the sale.
It is possible that conditions may exist in the future which would, in the opinion of a Fund’s Board of Directors, make it undesirable for the Fund to pay for redemptions in cash. In such cases the Board may authorize payment to be made in portfolio securities or other property of the Fund. Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities may incur brokerage costs on their sales.
Calculation of Net Asset Value. The net asset value per share of each class of each Fund is determined once daily, for purposes of both purchases and redemptions, as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange is open for business. The net asset value per share is determined, on a per class basis, by dividing the total value of all the securities and other assets of the Fund, less any liabilities, by the total number of outstanding shares. Securities for which market prices or quotations are readily available are priced at their market value, which in the case of equity securities traded on an exchange or the NASDAQ Stock Market is typically the last quoted sale or the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities market value is typically deemed to be the midpoint between the latest available and representative asked and bid prices. Securities for which market quotations are not readily available, or are determined not to reflect accurately fair value are valued at fair value as determined by the Adviser pursuant to policies and procedures adopted by each Fund’s Board of Directors. Debt securities with remaining maturities of 60 days or more at the time of acquisition are valued using prices provided by a pricing service or by prices furnished by recognized dealers in such securities. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, unless an instrument’s amortized cost is not approximately the same as its fair value, in which case the instrument is priced at fair value.
TAXES
(See “Dividends, Distributions and Taxes” in the Funds’ Prospectus)
Each Fund has elected to be treated, has qualified and intends to continue to qualify for the favorable tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). By so qualifying, and assuming each Fund meets the distribution requirements stated below, each Fund will not be subject to federal income tax on net investment income or net realized capital gains which are distributed to shareholders (whether or not reinvested in additional Fund shares). In order to qualify as a regulated investment company under Subchapter M of the Code, which qualification this discussion assumes, each Fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the “90% income test”) and (ii) diversify its holdings so that at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund’s total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.
If a Fund qualifies as a regulated investment company and distributes to its shareholders each taxable year an amount equal to or exceeding the sum of  (i) 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund generally will be relieved of U.S. federal income tax on any income of the Fund, including “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if a Fund meets such distribution requirements, but chooses to retain some portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. Each Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If for any taxable year a Fund did not qualify as a regulated investment company or did not satisfy the distribution requirement described above but was eligible for statutory relief, the Fund might be required to pay penalty taxes (or interest charges in the nature of a penalty) and/or to dispose of certain assets in order to continue to qualify for such tax treatment. If a Fund were not eligible for such relief or does not choose to avail itself of such relief, the Fund generally would be treated as a corporation subject to U.S. federal income tax and when the Fund’s income is distributed, it would be subject to a further tax at the shareholder level.
The Code requires each regulated investment company to pay a nondeductible 4% excise tax to the extent the company does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98.2% of its capital gains in excess of capital losses, determined, in general, for a one-year period ending on October 31 of such year, plus certain undistributed amounts from previous years. Each Fund anticipates that it will make sufficient timely distributions to avoid imposition of the excise tax.
Realized losses incurred after October 31, if so elected by a Fund, are deemed to arise on the first day of the following fiscal year. In addition, for U.S. federal income tax purposes, a Fund is permitted to carry forward its net capital losses (1) attributable to any taxable year of the Fund commencing prior to December 23, 2010, for up to eight years following the year of the loss and (2) attributable to any taxable year of the Fund commencing on or after December 23, 2010, indefinitely to offset future capital gains of the Fund in such years (if any). Pursuant to an ordering rule, however, net capital losses incurred in taxable years of a Fund beginning before December 23, 2010 may not be used to offset the Fund’s future capital gains until all net capital losses incurred in taxable years of the Fund beginning after December 22, 2010 have been utilized. As a result of the application of this rule, certain net capital losses incurred in taxable years of a Fund beginning before December 23, 2010 may expire unutilized. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income liability to the Fund and are not expected to be distributed as such to shareholders.
Unless a shareholder elects otherwise, distributions from each Fund will be automatically invested in additional common shares of the Fund. For U.S. federal income tax purposes, such distributions generally will be taxable whether a shareholder takes them in cash or they are reinvested in additional shares of the Fund. In general, assuming that a Fund has sufficient earnings and profits, dividends from investment company taxable income are taxable either as ordinary income or if certain conditions are met, as “qualified dividend income” taxable to individual shareholders at a reduced maximum U.S. federal income tax rate. Dividend income distributed to individual shareholders will qualify for such reduced maximum U.S. federal income tax rate to the extent that such dividends are attributable to “qualified dividend income” as that term is defined in Section 1(h)(11)(B) of the Code from a Fund’s investment in common and preferred stock of U.S. companies and stock of certain foreign corporations, provided that certain holding period and other requirements are met by both the Fund and the shareholders.
The applicable reduced maximum federal income tax rate on qualified dividend income varies depending on the taxable income and status of the shareholder, but generally is 20% for individual shareholders with taxable income in excess of  $415,050 ($466,950 if married and file jointly/$233,475 if married and file separately) and 15% for individual shareholders with taxable income less than such amounts (unless such shareholders are in the 10% or 15% income tax brackets and meet certain other conditions in which case the applicable tax rate is 0%).
A dividend that is attributable to qualified dividend income of a Fund that is paid by such Fund to an individual shareholder will not be taxable as qualified dividend income to such shareholder if  (1) the dividend is received with respect to any share of the Fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.
Distributions from net capital gain that are reported to you as capital gain dividends, if any, are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of a Fund. Capital gain dividends distributed by a Fund to individual shareholders generally will qualify for the reduced maximum federal income tax rate on long-term capital gains. The applicable reduced maximum federal income tax rate on capital gains also depends on the taxable income and status of the shareholder, but generally is 20% for individual shareholders with taxable income in excess of  $415,050 ($466,950 if married and file jointly/$233,475 if married and file separately) and 15% for individual shareholders with taxable income less than such amounts (unless such shareholders are in the 10% or 15% income tax brackets and meet certain other conditions, in which case the applicable tax rate is 0%). A shareholder should also be aware that the benefits of the favorable tax rate on long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.
A 3.8% Medicare tax also is imposed on the net investment income of U.S. individuals, estates and trusts whose income exceeds certain threshold amounts. For this purpose, net investment income generally includes distributions from each Fund and capital gains attributable to the sale, redemption or exchange of Fund shares. For U.S. individuals, this threshold generally is exceeded if an individual has adjusted gross income that exceeds $200,000 ($250,000 if married and file jointly/$125,000 if married and file separately). This tax is in addition to the income taxes that are otherwise imposed on ordinary income, qualified dividend income and capital gains as discussed above.
Because the ultimate tax characterization of a Fund’s distributions cannot be determined until after the end of a tax year, there is a possibility that a Fund may make distributions to shareholders that exceed the Fund’s current earnings and profits for a tax year. Any such distributions will not be treated as taxable dividends, but instead will be treated as a return of capital to the extent of  (and in reduction of) the shareholder’s basis in its shares. To the extent that any such distributions are in excess of that basis, the excess amounts will be treated as gain from the sale of the shares, as discussed below. The federal income tax status of all distributions will be reported to shareholders annually.
At the time of an investor’s purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares and the distributions economically represent a return of a portion of the investment. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time (at the net asset value per share) may include the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive, in effect, a return of capital upon the distribution which will nevertheless be taxable to them.
Under the Code, dividends declared by a Fund in October, November or December of any calendar year, and payable to shareholders of record in such a month, shall be deemed to have been received by such shareholder on December 31 of such calendar year even when such dividend is actually paid in January of the following calendar year. In addition, certain other distributions made after the close of a taxable year of a Fund may be “spilled back” and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.
If the Value Line Asset Allocation Fund invests in certain pay-in-kind securities, zero coupon securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its net investment income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.
Dividends received by a Fund from U.S. corporations in respect of any share of stock with a tax holding period of at least 46 days (91 days in the case of certain preferred stock) extending before and after each dividend held in an unleveraged position and distributed and reported by the Fund (except for capital gain dividends received from a regulated investment company) may be eligible for the 70% dividends-received deduction generally available to corporations under the Code. Any corporate shareholder should consult its adviser regarding the possibility that its tax basis in its shares may be reduced for U.S. federal income tax purposes by reason of  “extraordinary dividends” received with respect to the shares and, to the extent reduced below zero, current recognition of income may be required. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Fund shares, and, if they borrow to acquire or otherwise incur debt attributable to Fund shares, they may be denied a portion of the dividends-received deduction. The entire dividend, including the otherwise deductible amount, will be included in determining the excess, if any, of a corporation’s adjusted current earnings over its alternative minimum taxable income, which may increase a corporation’s alternative minimum tax liability. Upon request, a Fund will inform shareholders of the amounts of the qualifying dividends.
Options written or purchased by a Fund and futures contracts purchased on certain securities and indices may cause the Fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised or such futures contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses recognized by a Fund as long-term or short-term. Additionally, a Fund may be required to recognize gain if an option, futures contract, short sale, or other transaction that is not subject to the mark-to-market rules is treated as a “constructive sale” of an “appreciated financial position” held by the Fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though a Fund may receive no corresponding cash amounts, possibly requiring the Fund to dispose of portfolio securities or to borrow to obtain the necessary cash. Losses on certain options, futures and/or offsetting positions (portfolio securities or other positions with respect to which a Fund’s risk of loss is substantially diminished by one or more options or futures contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the Fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures contracts, short sales, and straddles may affect the amount, timing and character of each Fund’s income and gains or losses and hence of its distributions to shareholders.
A shareholder may realize a capital gain or capital loss on the sale, exchange or redemption of shares of a Fund. The tax consequences of a sale, exchange or redemption depend upon several factors, including the shareholder’s adjusted tax basis in the shares sold, exchanged or redeemed and the length of time the shares have been held. Initial basis in the shares will be the actual cost of those shares (net asset value of Fund shares on purchase or reinvestment date). In general, if Fund shares are sold, redeemed or exchanged, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted tax basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. In addition capital gains recognized from redemptions and exchanges of Fund shares generally will be included in the calculation of  “net investment income” for purposes of the 3.8% Medicare tax applicable to certain U.S. individuals, estates and trusts as discussed above.
Any loss realized by shareholders upon the sale, redemption or exchange of shares within six months of the date of their purchase will generally be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares. Moreover, a loss on a sale, exchange or redemption of Fund shares will be disallowed to the extent that shares of the Fund are purchased (including through the reinvestment of dividends) within 30 days before or after the shares are sold, exchanged or redeemed. Individual shareholders may generally deduct in any year only $3,000 of capital losses that are not offset by capital gains and remaining losses may be carried over to future years. Corporations may generally deduct capital losses only against capital gains with certain carrybacks and carryovers allowable for excess losses.

In addition to reporting gross proceeds from redemptions, exchanges or other sales of mutual fund shares, federal law requires mutual funds, such as the Funds, to report to the Internal Revenue Service (“IRS”) and shareholders the “cost basis” of shares acquired by shareholders on or after January 1, 2012 (“covered shares”) that are redeemed, exchanged or otherwise sold on or after such date. These requirements generally do not apply to investments through a tax-deferred arrangement or to certain types of entities (such as C corporations). S corporations, however, are not exempt from these new rules. Also, if the shareholder holds Fund shares through a broker (or another nominee), the shareholder should contact that broker (nominee) with respect to the reporting of cost basis and available elections for the shareholder’s account.
If a shareholder holds Fund shares directly, the shareholder may request that the shareholder’s cost basis be calculated and reported using any one of a number of IRS-approved alternative methods. A shareholder should contact the applicable Fund to make, revoke or change such an election. If a shareholder does not affirmatively elect a cost basis method, the Fund will use the average cost basis method as its default method for determining the cost basis for such shareholder.
Please note that shareholders will continue to be responsible for calculating and reporting the cost basis, as well as any corresponding gains or losses, of Fund shares that were purchased prior to January 1, 2012 that are subsequently redeemed, exchanged or sold. Shareholders are encouraged to consult their tax advisors regarding the application of the cost basis reporting rules to them and, in particular, which cost basis calculation method a shareholder should elect. In addition, because each Fund is not required to, and in many cases does not possess the information to, take into account all possible basis, holding period or other adjustments into account in reporting cost basis information to shareholders, shareholders also should carefully review the cost basis information provided to them by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on a federal income tax return.
Under Treasury regulations, if a shareholder recognizes a loss with respect to Fund shares of  $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.
To the extent that a Fund invests in stock of foreign issuers, such Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to such investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. Each Fund does not expect to satisfy the requirements for passing through to its shareholders their pro rata shares of qualified foreign taxes paid by the Fund, with the result that shareholders will not be entitled to a tax deduction or credit for such taxes on their own tax returns.
If the Fund acquires any equity interest (under proposed Treasury regulations, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), the Fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Elections may generally be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of capital gains from the sale of stock of passive foreign investment companies as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments. Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales or exchanges of Fund shares. However, a tax-exempt shareholder may recognize unrelated business taxable income if  (1) the acquisition of Fund shares was debt financed or (2) the Fund recognizes certain “excess inclusion income” derived from direct or indirect investments (including from an investment in a REIT) in (a) residual interests in a real estate mortgage investment conduit or (b) equity interests in a taxable mortgage pool if the amount of such income that is recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account the deductions for dividends paid by the Fund).
A plan participant whose retirement plan invests in a Fund generally is not taxed on Fund dividends or distributions received by the plan or on sales or exchanges of Fund shares by the plan for U.S. federal income tax purposes. However, subject to certain limited exceptions, distributions to plan participants from a retirement plan account generally are taxable as ordinary income and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders and plan participants should consult their tax advisers for more information.
For shareholders who fail to furnish to a Fund their social security or taxpayer identification numbers and certain related information or who fail to certify that they are not subject to back-up withholding, dividends, distributions of capital gains and redemption proceeds paid by the Fund will be subject to a U.S. federal 28% “backup withholding” requirement. In addition, each Fund may be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income. If the withholding provisions are applicable, any such dividends or capital-gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld.
U.S. persons who own (either directly or indirectly) more than 50% of the vote or value of a mutual fund, such as the Funds, could be required to report each year their “financial interest” in such fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (“FBAR”). Shareholders should consult their tax advisors regarding the applicability of this reporting requirement to their individual circumstances.
The foregoing discussion relates solely to U.S. federal income tax laws as applicable to shareholders who are U.S. persons (i.e., U.S. citizens or residents, domestic corporations and partnerships, and certain trusts and estates) and hold their shares as capital assets and is not intended to be a complete discussion of all federal tax consequences. Except as otherwise provided, this discussion does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers or tax-exempt or tax-deferred plans, accounts or entities. Shareholders who are not U.S. persons may be subject to a non-resident alien U.S. withholding tax at the rate of 30% or at a lower treaty rate on amounts treated as ordinary dividends from a Fund (other than certain dividends derived from short-term capital gains and qualified interest income of the Fund, provided that the Fund chooses to report such dividends in a manner qualifying for such favorable tax treatment) and, unless an effective IRS Form W-8 BEN or other authorized certificate is on file, to backup withholding at the rate of 28% on certain other payments from a Fund. While the Funds do not expect their shares will constitute U.S. real property interests, if a Fund’s direct and indirect investments in U.S. real property (which includes investments in REITs and certain other regulated investment companies that invest in U.S. real property) were to exceed certain levels, a portion of that Fund’s distributions may be attributable to gain from the sale or exchange of U.S. real property interests. In such case, if a non-U.S. shareholder were to own more than 5% of a class of the Fund’s shares within a one-year period prior to such a distribution, the non-U.S. shareholder would be (1) subject to a 35% U.S. federal withholding tax on the portion of the Fund’s distributions attributable to such gain, (2) required to file a U.S. federal income tax return to report such gain, and (3) subject to certain “wash sale” rules if the shareholder disposes of Fund shares just prior to a distribution and reacquires Fund shares shortly thereafter. If a non-U.S. shareholder were to own 5% or less of each class of the Fund’s shares at all times within such one-year period, any such distribution by the Fund would not be subject to these requirements, but if the distribution might otherwise have been reported as a capital gain dividend or as short-term capital gain dividend to such shareholder, the distribution would be re-characterized as an ordinary dividend and would be subject to the non-resident alien U.S. withholding tax at the 30% rate (or lower treaty rate if applicable). Non-U.S. shareholders should consult their own tax advisor on these matters.
Under the Foreign Account Tax Compliance Act (“FATCA”), each Fund may be required to withhold 30% from payments of dividends and gross redemption proceeds by the Fund to (1) certain foreign financial institutions unless they (i) enter into an agreement with the IRS to determine which (if any) of its accounts are U.S. accounts and comply with annual information reporting with respect to such accounts, (ii) comply with an applicable intergovernmental agreement entered into with respect to FATCA, or (iii) demonstrate that they are otherwise exempt from reporting under FATCA, and (2) certain other foreign entities unless (i) they certify certain information about their direct and indirect U.S. owners, or (ii) demonstrate that they are otherwise exempt from reporting under FATCA. This withholding tax is being phased in commencing on July 1, 2014 for certain payments of income dividends and will apply to payments of capital gain dividends and gross redemption proceeds made by a Fund on or after December 31, 2018.
In order to avoid this withholding, non-exempt foreign financial institutions will have to enter into an agreement with the IRS (unless they are resident in a country that has entered into an intergovernmental agreement with the U.S. that provides for an alternative regime) stipulating that they will (1) provide the IRS with certain information about direct and indirect U.S. account holders (such as the name, address and taxpayer identification number of the holders), (2) comply with verification and due diligence procedures with respect to the identification of U.S. accounts, (3) report to the IRS certain additional information with respect to U.S. accounts maintained by them, and (4) agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information. Certain other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial (i.e., more than 10%) U.S. owner or a certification of no substantial U.S. ownership, unless certain exceptions apply. A non-exempt foreign shareholder resident in a country that has entered into an intergovernmental agreement with the U.S. with respect to FATCA will be exempt from FATCA withholding provided that the shareholders and the applicable foreign government comply with the terms of the agreement. A foreign shareholder that invests in a Fund will need to provide the Fund with documentation properly certifying the shareholder’s status under FATCA (Form W-8BEN-E for entities) to avoid the FATCA withholding. The foregoing is only a general summary of certain provisions of FATCA. The scope of these requirements is potentially subject to material change and shareholders are urged to consult their tax advisers regarding the potential applicability of FATCA to their own situation.

FINANCIAL STATEMENTS
Each Fund’s financial statements for the year ended March 31, 2016, including the financial highlights for each of the five fiscal years in the period ended March 31, 2016, appearing in the 2016 Annual Report to Shareholders and the report thereon of PricewaterhouseCoopers LLP, an independent registered public accounting firm, appearing therein, are incorporated by reference in this Statement of Additional Information.

PART C: OTHER INFORMATION
Item 28.   Exhibits.
(a)	(1) Articles of Incorporation and Articles of Amendment.(1)(5)
(2) Articles Supplementary.(7)
(b)	By-laws.(1)
(c)
Instruments Defining Rights of Security Holders. Reference is made to Article Fifth of the Articles of Incorporation filed as Exhibit (a) to Post-Effective Amendment No. 7, filed May 29, 1999, and incorporated herein by reference.

(d)	Investment Advisory Agreement.(3)
(e)	Distribution Agreement.(3)
(f)	Not applicable.
(g)	Custodian Agreement and Amendment thereto.(1)
(h)	(1) Administration Agreement with State Street Bank and Trust Company.(2)
(2) Amended Sub-Transfer Agency and Servicing Plan.(7)
(i)	(1) Legal Opinion.(1)
(2) Legal Opinion as to Institutional Class shares.(7)
(j)	Consent of Independent Registered Public Accounting Firm.†
(k)	Not applicable.
(l)	Not applicable.
(m)	Service and Distribution (12b-1) Plan.(1)
(n)	18f-3 Plan.(7)
(p)	Code of Ethics.(4)
(r)	(1) Powers of Attorney.(3)
(2) Powers of Attorney for Messrs. Hillman and Kuritzkes.(6)

(1)
Filed as an exhibit to Post-Effective Amendment No. 7, filed May 29, 1999, and incorporated herein by reference.

(2)
Filed as an exhibit to Post-Effective Amendment No. 15, filed July 31, 2007, and incorporated herein by reference.

(3)
Filed as an exhibit to Post-Effective Amendment No. 19, filed May 31, 2011, and incorporated herein by reference.

(4)
Filed as an exhibit to Post-Effective Amendment No. 21, filed July 31, 2012, and incorporated herein by reference.

(5)
Filed as an exhibit to Post-Effective Amendment No. 23, filed May 31, 2013, and incorporated herein by reference.

(6)
Filed as an exhibit to Post-Effective Amendment No. 27, filed July 31, 2015, and incorporated herein by reference.

(7)
Filed as an exhibit to Post-Effective Amendment No. 29, filed August 21, 2015, and incorporated herein by reference.

Item 29.   Persons Controlled by or Under Common Control with Registrant.
None
Item 30.   Indemnification.
Incorporated by reference to Article VIII of the Articles of Incorporation filed as Exhibit (a) to Post-Effective Amendment No. 7, filed May 29, 1999.
Item 31.   Business or Other Connections of Investment Adviser.
EULAV Asset Management, Registrant’s investment adviser, acts as investment adviser to the registered investment companies in the Value Line Family of Funds listed in Item 32, except with respect to Value Line Defensive Strategies Fund, to which it serves as investment manager.
Name	Position With the Adviser	Other Employment
Mitchell Appel	President; Treasurer; Trustee	Chief Financial Officer and President of the Distributor; President and Director of each of the Value Line Funds.
Robert Scagnelli	Vice President	None.
Michael Wagner	Chief Compliance Officer	Chief Compliance Officer, Northern Lights Compliance Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788.
Emily Washington	Secretary	Chief Financial Officer, Secretary and Treasurer of each of the Value Line Funds.
Avi T. Aronovitz	Trustee	CFO, Knowledge Delivery Systems, Inc. New York, NY June 2014-April 2016.
John P. Ellis	Trustee	Senior Vice President, Fox Business Network, 1211 Avenue of the Americas, New York, NY 10036.
Robert E. Rice	Trustee	Managing Partner, Tangent Capital, 9 West 57th Street, New York, NY 10019.
R. Alastair Short	Trustee
Director, Vice Chairman and Chairman of Audit Committee, Van Eck Funds, 666 Third Avenue, NY, NY 10017; Director and Chairman of the Audit Committee, Van Eck Vectors, 666 Third Avenue, NY, NY 10017; Trustee, Kenyon Review; Director, North Vu Inc., Toronto, Canada; Independent Director, Tremont offshore funds until July 2016.

The business address of the Distributor and the Value Line Funds is 7 Times Square, 21st Floor, New York, NY, 10036-6524.

Item 32.   Principal Underwriters.
(a)
EULAV Securities LLC acts as principal underwriter for the following Value Line funds: Value Line Mid Cap Focused Fund, Inc.; Value Line Income and Growth Fund, Inc.; Value Line Premier Growth Fund, Inc.; Value Line Larger Companies Focused Fund, Inc.; Value Line Centurion Fund, Inc.; The Value Line Tax Exempt Fund, Inc.; Value Line Core Bond Fund; Value Line Strategic Asset Management Trust, a series of the Value Line Funds Variable Trust; Value Line VIP Equity Advantage Fund, a series of the Value Line Funds Variable Trust; Value Line Small Cap Opportunities Fund, Inc.; Value Line Asset Allocation Fund, Inc.; Value Line Defensive Strategies Fund, a series of the Value Line Funds Investment Trust.

(b)
The business address of each of the officers and directors is 7 Times Square, 21st Floor, New York, NY 10036-6524.

(c)
Not applicable.

(1) Name and Principal Business Address	(2) Position and Offices with EULAV Securities LLC	(3) Position and Offices with Registrant
Mitchell Appel	President	President and Director
Raymond Stock	Vice President; Secretary	None
Howard Spindel	Chief Compliance	None
Item 33.   Location of Accounts and Records.
EULAV Asset Management
7 Times Square, 21st Floor,
New York, NY 10036-6524
For records pursuant to:
Rule 31a-1(b)(4),(5),(6),(7),(10),(11)
Rule 31a-1(f)
State Street Bank and Trust Company
c/o BFDS
P.O. Box 219729
Kansas City, MO 64141-9729
For records pursuant to Rule 31a-1(b)(2)(iv)
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110
For all other records
Item 34.   Management Services.
None.
Item 35.   Undertakings.
None.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 29th day of July, 2016.
VALUE LINE SMALL CAP OPPORTUNITIES, INC.
By:	/s/ Mitchell E. Appel Mitchell E. Appel, President and Chief Executive Officer
Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.
Signatures	Title	Date
*Joyce E. Heinzerling (Joyce E. Heinzerling)	Director	July 29, 2016
**James E. Hillman (James E. Hillman)	Director	July 29, 2016
**Michael Kuritzkes (Michael Kuritzkes)	Director	July 29, 2016
*Francis C. Oakley (Francis C. Oakley)	Director	July 29, 2016
*Paul Craig Roberts (Paul Craig Roberts)	Director	July 29, 2016
*Nancy-Beth Sheerr (Nancy-Beth Sheerr)	Director	July 29, 2016
/s/ Mitchell E. Appel (Mitchell E. Appel)	Director; President and Chief Executive Officer (Principal Executive Officer)	July 29, 2016
/s/ Emily D. Washington (Emily D. Washington)	Treasurer; Principal Financial and Accounting Officer; Secretary	July 29, 2016
*By:	/s/ Mitchell E. Appel (Mitchell E. Appel, Attorney-in-Fact)

*
Pursuant to Power of Attorney filed as an exhibit to Post-Effective Amendment No. 19, and incorporated herein by reference.

**
Pursuant to Power of Attorney filed as an exhibit to Post-Effective Amendment No. 27, and incorporated herein by reference.

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A (the “Registration Statement”) of our report dated May 25, 2016, relating to the financial statements and financial highlights which appears in the March 31, 2016 Annual Report to Shareholders of Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc., which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights”, “Investment Advisory and Other Services” and “Financial Statements” in such Registration Statement.
/s/ PricewaterhouseCoopers LLP
New York, New York
July 29, 2016

EXHIBIT INDEX
Exhibit Number	Document Title
(j)	Consent of Independent Registered Public Accounting Firm